UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL STRATEGIC INCOME FUND

ANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	4.62%	7.05%	6.08%
Class A Shares of the Fund with sales charge	-0.35	6.01	5.56
Barclays U.S. Aggregate Bond Index	3.96	4.12	4.62
Citigroup World Government Bond Index	-0.07	1.58	4.08
Citigroup Non-U.S. World Government Bond Index	-0.99	1.01	3.99
JPMorgan Domestic High Yield Index	7.61	11.10	8.49
Reference Index	3.04	4.97	5.62

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund produced a total return of 4.62% during the reporting period, outperforming the 3.04% total return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The Fund’s investments in U.S. mortgage-backed securities (“MBS”) and European credit helped drive its outperformance versus the Index this reporting period.

MARKET OVERVIEW

Over the first three months of the reporting period, equities and higher-yielding fixed-income securities generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (“Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the

Fed’s much anticipated tapering of the program. As the market gained clarity on when the Fed would eventually begin tapering, the yield on the 10-year Treasury Note backed up sharply, rising in 2013 to end the year at 3.03%.

The global economy started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter, partially attributed to cold weather effects

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

across much of the country. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data.

However, in the spring, the U.S. and global economic recoveries seemed to get back on track. U.S. economic data released in the second quarter of 2014 was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The third quarter of 2014 marked a continuation of the Fed’s tapering process with the 10-year Treasury yield rallying to end the reporting period at 2.49%, compared to 3.03% at the end of 2013. Economic growth in the U.S. remained largely on track while it slowed in other areas, including Europe, parts of both Latin America and parts of Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in some cases. The U.S. dollar rallied strongly against most major currencies, including the Russian ruble, Brazilian real, euro and Japanese yen. In many cases, the large move in currencies represented buying of the U.S. dollar due to relative U.S. economic stability compared to weakening growth prospects elsewhere. The euro was challenged by persistent weakness in Europe—some of which was believed to be associated with the sanctions against Russia—and elevated concerns about deflation. Other nations faced headwinds as well. Japan’s economy remained moribund while Brazil faced a quadruple threat of recession, election uncertainty, inflation and a current account deficit. Falling commodity prices pressured natural resource exporters like Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to Ukraine. Even countries with positive economic fundamentals (e.g., India and Korea) saw their currencies drop versus the dollar. Finally, the Chinese central bank moved to inject liquidity into the economy.

FUND REVIEW

The Fund received strong absolute and relative results from mortgages this reporting period. These investment-grade securities offered relatively attractive yields, sparking greater demand when investors resumed their search for more competitive levels of current income. However, we began to reduce the Fund’s exposure to mortgage-backed securities during the reporting period when valuations rose to richer levels and re-allocated the capital into high yield. The Fund’s investments in mortgages at period

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

end include new vintage collateralized mortgage-backed securities (“CMBS”) and some older subprime CMBS. Although high yield spreads are tighter than they were a year ago, we continue to believe high yield has some of the most attractive fundamentals in the fixed income universe. The high yield portfolio produced positive absolute results during the reporting period, with contributions coming from bonds in the transportation, technology and health care sectors. However, the high yield portfolio underperformed the JPMorgan Domestic High Yield Index. Overall, the Fund has maintained a focus on lower-rated bonds at period end, favoring B-rated bonds over BB-rated bonds, and also maintained an allocation to CCC-rated bonds. While the performance of lower-rated bonds was positive on an absolute basis, this positioning detracted from performance versus the JPMorgan Domestic High Yield Index as lower-rated bonds generally underperformed higher-rated bonds.

Our allocation to European credit also was a top contributor this reporting period, along with investments in emerging market corporate bonds and high grade.

Our exposure to emerging market debt underperformed this reporting period and our allocation to Russia hurt performance on the back of geopolitical turmoil in Ukraine. While we continue to have a sizable investment in emerging market debt (primarily denominated in U.S. dollars) at period end, we have reduced our exposure to Russia and emerging market debt in general this reporting period. We remain cautious that the possibility of earlier-than-expected Fed tightening could negatively impact emerging market debt, but we continue to view emerging market debt as an important diversifier and attractive potential source of returns for several reasons. First, emerging market default risk is significantly lower than in the past as many economies have grown stronger, their balance sheets are in better shape and their monetary/fiscal policies are much improved. Second, many emerging market countries have the flexibility to run countercyclical monetary policies. Third, several countries that have been raising rates are at or near the end of their respective tightening cycles and considering moves toward easing. Based on our assessment of the underlying fundamentals, including current valuations, we remain optimistic on the prospects of emerging market debt at period end.

STRATEGY & OUTLOOK

At period end, the U.S. economy continues to improve slowly. Despite the Fed’s signals that rates will remain lower for longer, the date of tightening may be brought forward if the economy surprises to the upside. More broadly, we believe the market will continue to react strongly to changes in expectations about the rate of growth in the U.S. and when the Fed will start tightening. We expect that tightening to begin in 2015 or 2016. We also expect the dollar to continue strengthening. This should be a good environment for credit and spread products.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Last year, we reduced foreign currency exposure because of a combination of volatility and unpredictability. We also believe this is a supportive environment for the U.S. dollar. We are comfortable with our current positioning but can adjust it quickly if conditions warrant doing so. In our view, interest rates are headed higher over time, probably over a matter of years. While we do not expect them to spike meaningfully in the near term, we can reduce duration further if needed.

Finally, we believe any key policy changes this year will likely originate elsewhere, not in the U.S. The Fed has been on a steady path of tapering, and we expect there will be consistency in domestic monetary policy, with potentially positive changes coming from other regions. For example, the ECB has started easing and could continue those efforts later this year to address anemic growth and low inflation in Europe. Japan could undertake additional monetary stimulus as it continues to implement its fiscal and structural reform policies (known as “Abenomics”). In the wake of slow economic growth, certain emerging market countries are near the end of their tightening cycles and contemplating a move toward easing. We believe the portfolio is positioned to benefit in each of these scenarios.

Michael Mata[1] Portfolio Manager	Krishna Memani Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager	Jack Brown, CFA Portfolio Manager

1. Michael Mata became a Portfolio Manager in July 2014.

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	61.2%
Brazil	4.6
Mexico	4.3
United Kingdom	2.1
Indonesia	1.6
Netherlands	1.6
Turkey	1.5
France	1.5
Greece	1.3
Canada	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	62.5%
Latin America	12.0
Europe	11.7
Asia	5.3
Middle East/Africa	4.7
Emerging Europe	3.0
Supranational	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2014, and are based on total market value of investments.

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	43.4%
Mortgage-Backed Obligations Government Agency	6 .1
Non-Agency	10.1
Foreign Government Obligations	15.2
Investment Companies Oppenheimer Institutional Money Market Fund	0.9
Oppenheimer Master Event- Linked Bond Fund, LLC	2.3
Oppenheimer Master Loan Fund, LLC	5.2
Oppenheimer Ultra-Short Duration Fund	2.4
Corporate Loans	4.1
Short-Term Notes	3.6
U.S. Government Obligations	3.1
Asset-Backed Securities	2.6
Structured Securities	0.7
Preferred Stocks	0.2
Common Stocks	0.1
Over-the-Counter Interest Rate Swaptions Purchased	—*
Over-the-Counter Options Purchased	—*
Rights, Warrants and Certificates	—*

*Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	10.1%
AA	1.4
A	6.9
BBB	24.3
BB	15.8
B	22.3
CCC	7.6
CC	0.4
C	0.0
D	0.3
Unrated	10.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	4.62%	7.05%		6.08%

Class B (OPSGX)	11/30/92	3.76%	6.03%		5.56%

Class C (OSICX)	5/26/95	3.84%	6.20%		5.28%

Class I (0SIIX)	1/27/12	5.05%	5.11%	*	N/A

Class R (OSINX)	3/1/01	4.31%	6.58%		5.65%

Class Y (OSIYX)	1/26/98	5.13%	7.28%		6.34%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-0.35%	6.01%		5.56%

Class B (OPSGX)	11/30/92	-1.24%	5.72%		5.56%

Class C (OSICX)	5/26/95	2.84%	6.20%		5.28%

Class I (0SIIX)	1/27/12	5.05%	5.11%	*	N/A

Class R (OSINX)	3/1/01	3.31%	6.58%		5.65%

Class Y (OSIYX)	1/26/98	5.13%	7.28%		6.34%

*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14
Class A	3.77%
Class B	3.17
Class C	3.20
Class I	4.41
Class R	3.71
Class Y	4.21

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/30/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the JPMorgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,015.70	$4.86
Class B	1,000.00	1,009.40	8.75
Class C	1,000.00	1,011.80	8.71
Class I	1,000.00	1,015.40	2.68
Class R	1,000.00	1,012.00	6.12
Class Y	1,000.00	1,017.00	3.55

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.26	4.87
Class B	1,000.00	1,016.39	8.78
Class C	1,000.00	1,016.44	8.73
Class I	1,000.00	1,022.41	2.69
Class R	1,000.00	1,019.00	6.14
Class Y	1,000.00	1,021.56	3.55

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.96%
Class B	1.73
Class C	1.72
Class I	0.53
Class R	1.21
Class Y	0.70

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2014

		Principal Amount	Value

Asset-Backed Securities—2.6%

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]		$8,635,000	$8,812,609
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]		6,949,000	7,073,898
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		1,440,000	1,453,443

AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,317,664
Series 2012-4, Cl. D, 2.68%, 10/9/18		790,000	799,764
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,726,358
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,561,388
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		7,005,000	7,076,409
Series 2013-5, Cl. D, 2.86%, 12/8/19		695,000	700,785
Series 2014-2, Cl. D, 2.57%, 7/8/20		910,000	895,828
Series 2014-3, Cl. D, 3.13%, 10/8/20		775,000	775,739

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.678%, 10/15/23[2]	EUR	4,900,000	5,892,395

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%, 11/15/23[2]	EUR	746,293	911,893

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.855%, 7/24/23[2]	EUR	3,650,000	4,331,109

California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,170,781
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	380,527

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	988,333
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	588,594

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	772,508

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20		1,365,000	1,354,664

CPS Auto Receivables Trust:
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		358,901	362,268
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		1,475,000	1,475,783

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]		2,160,000	2,188,999
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]		10,245,000	10,425,911
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]		2,210,000	2,266,132
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]		1,785,000	1,801,115

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		210,000	213,786
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]		2,090,000	2,160,489
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]		1,145,000	1,151,180
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]		1,145,000	1,160,651
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]		463,601	463,828
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]		540,000	540,162

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		960,000	1,002,172
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]		840,000	850,282
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]		620,000	627,578

Greenpoint Manufactured Housing, Series 2000-3, Cl. IM1, 9.01%, 6/20/31[2]		227,026	51,922

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.158%, 1/25/23[2]	EUR	4,625,000	5,558,872

Harvest CLO IA SA:
Series I-X, Cl. C, 1.983%, 3/29/17[2]	EUR	46,433	58,673

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Asset-Backed Securities (Continued)

Harvest CLO IA SA: (Continued)
Series I-X, Cl. D, 3.083%, 3/29/17[2]	EUR	1,875,000	$2,374,594
Series I-X, Cl. E, 7.683%, 3/29/17[2]	EUR	1,875,000	2,371,409

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.683%, 12/14/22[2]	EUR	4,433,538	5,377,469

ICE EM CLO:
Series 2007-1A, Cl. B, 2.031%, 8/15/22[2,3]		21,000,000	19,408,200
Series 2007-1A, Cl. C, 3.331%, 8/15/22[2,3]		17,780,000	16,528,288
Series 2007-1A, Cl. D, 5.331%, 8/15/22[2,3]		17,780,000	16,226,028

Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18		2,815,000	2,915,505
Series 2012-5, Cl. D, 3.30%, 9/17/18		1,830,000	1,889,250
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		2,990,000	3,016,696
Series 2013-1, Cl. D, 2.27%, 1/15/19		3,255,000	3,264,122
Series 2013-2, Cl. D, 2.57%, 3/15/19		3,740,000	3,781,766
Series 2013-5, Cl. D, 2.73%, 10/15/19		1,655,000	1,665,192
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]		1,300,000	1,332,339
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]		1,220,000	1,280,556
Series 2014-4, Cl. D, 3.10%, 11/16/20		900,000	900,520

SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.634%, 6/15/39[2]		4,866,690	4,589,929

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		180,000	181,503
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		790,000	803,980

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.105%, 7/24/23[2]	EUR	2,351,729	2,692,618

TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		580,974	578,325

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.288%, 8/27/22[2]	EUR	5,005,000	6,106,341

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		455,836	449,907

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]		629,154	630,825
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]		805,000	809,204
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]		780,000	781,049

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		740,000	739,335

Total Asset-Backed Securities (Cost $182,304,701)			181,639,442

Mortgage-Backed Obligations—16.5%

Government Agency—6.2%

FHLMC/FNMA/FHLB/Sponsored—6.1%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		887,117	981,081
5.50%, 9/1/39		2,738,213	3,048,133
6.00%, 1/1/19-7/1/24		1,931,449	2,110,689
6.50%, 4/1/18-6/1/35		1,322,425	1,489,313
7.00%, 8/1/21-3/1/35		1,755,740	2,031,275
7.50%, 1/1/32-2/1/32		2,306,660	2,721,839
8.50%, 8/1/31		113,650	137,649
10.00%, 5/1/20		57,275	64,336
12.00%, 6/1/17		2,751	2,776

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	$20,353	$21,326
10.50%, 5/1/20	40,868	46,193
11.50%, 10/1/16	1,170	1,181
12.00%, 6/1/15	161	161
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 9.826%, 4/1/27[4]	237,266	39,728
Series 192, Cl. IO, 5.74%, 2/1/28[4]	100,376	24,077
Series 205, Cl. IO, 10.416%, 9/1/29[4]	599,575	128,819
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	239,226	48,991
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	235,813	42,582
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	170,447	24,307
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	564,398	109,710

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	4,631,892	4,675,193

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,981,275	2,217,183
Series 151, Cl. F, 9.00%, 5/15/21	3,429	3,778
Series 1590, Cl. IA, 1.204%, 10/15/23[2]	1,522,881	1,567,143
Series 1674, Cl. Z, 6.75%, 2/15/24	70,955	78,836
Series 2034, Cl. Z, 6.50%, 2/15/28	14,331	15,929
Series 2042, Cl. N, 6.50%, 3/15/28	17,380	19,408
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,538,921	1,727,253
Series 2053, Cl. Z, 6.50%, 4/15/28	13,803	15,348
Series 2116, Cl. ZA, 6.00%, 1/15/29	818,952	902,810
Series 2122, Cl. F, 0.604%, 2/15/29[2]	39,205	39,667
Series 2279, Cl. PK, 6.50%, 1/15/31	23,411	25,925
Series 2326, Cl. ZP, 6.50%, 6/15/31	201,557	226,092
Series 2344, Cl. FP, 1.104%, 8/15/31[2]	498,072	513,125
Series 2368, Cl. PR, 6.50%, 10/15/31	29,356	32,947
Series 2368, Cl. TG, 6.00%, 10/15/16	65,881	67,917
Series 2401, Cl. FA, 0.804%, 7/15/29[2]	70,264	71,526
Series 2412, Cl. GF, 1.104%, 2/15/32[2]	842,202	867,941
Series 2427, Cl. ZM, 6.50%, 3/15/32	949,917	1,067,765
Series 2451, Cl. FD, 1.154%, 3/15/32[2]	332,663	343,369
Series 2453, Cl. BD, 6.00%, 5/15/17	24,589	26,024
Series 2461, Cl. PZ, 6.50%, 6/15/32	128,391	143,868
Series 2464, Cl. FI, 1.154%, 2/15/32[2]	300,485	309,847
Series 2470, Cl. AF, 1.154%, 3/15/32[2]	536,722	554,021
Series 2470, Cl. LF, 1.154%, 2/15/32[2]	307,311	316,887
Series 2471, Cl. FD, 1.154%, 3/15/32[2]	454,425	468,687
Series 2475, Cl. FB, 1.154%, 2/15/32[2]	420,882	433,997
Series 2500, Cl. FD, 0.654%, 3/15/32[2]	172,515	174,985
Series 2517, Cl. GF, 1.154%, 2/15/32[2]	254,092	262,009
Series 2526, Cl. FE, 0.554%, 6/15/29[2]	179,389	181,241
Series 2551, Cl. FD, 0.554%, 1/15/33[2]	111,787	112,857
Series 2551, Cl. LF, 0.654%, 1/15/33[2]	41,499	41,869
Series 2635, Cl. AG, 3.50%, 5/15/32	420,987	438,837
Series 2668, Cl. AZ, 4.00%, 9/15/18	194,068	202,333
Series 2676, Cl. KY, 5.00%, 9/15/23	890,398	967,151
Series 2707, Cl. QE, 4.50%, 11/15/18	364,482	385,177
Series 2770, Cl. TW, 4.50%, 3/15/19	90,516	96,078
Series 3025, Cl. SJ, 24.187%, 8/15/35[2]	663,189	958,446

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3465, Cl. HA, 4.00%, 7/15/17	$55,062	$55,799
Series 3617, Cl. DC, 4.00%, 7/15/27	107,553	108,255
Series 3741, Cl. PA, 2.15%, 2/15/35	1,240,774	1,266,452
Series 3815, Cl. BD, 3.00%, 10/15/20	59,539	61,224
Series 3822, Cl. JA, 5.00%, 6/15/40	966,289	1,027,186
Series 3840, Cl. CA, 2.00%, 9/15/18	40,393	41,055
Series 3848, Cl. WL, 4.00%, 4/15/40	1,598,454	1,645,889
Series 3857, Cl. GL, 3.00%, 5/15/40	34,300	35,102
Series 3917, Cl. BA, 4.00%, 6/15/38	983,628	1,022,811
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,343,027	1,344,001

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	30,701	5,822
Series 2049, Cl. PL, 21.437%, 4/15/28[4]	178,949	34,423
Series 2074, Cl. S, 48.036%, 7/17/28[4]	156,605	35,564
Series 2079, Cl. S, 12.744%, 7/17/28[4]	285,855	66,760
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	174,882	49,797
Series 2526, Cl. SE, 27.244%, 6/15/29[4]	324,156	81,535
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,176,525	252,298
Series 2795, Cl. SH, 11.781%, 3/15/24[4]	2,372,789	336,394
Series 2920, Cl. S, 99.999%, 1/15/35[4]	2,110,357	413,592
Series 2922, Cl. SE, 5.784%, 2/15/35[4]	137,409	29,558
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,297,018	472,973
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	3,500,267	591,649
Series 3201, Cl. SG, 4.067%, 8/15/36[4]	968,062	156,545
Series 3397, Cl. GS, 12.715%, 12/15/37[4]	730,119	125,343
Series 3424, Cl. EI, 3.594%, 4/15/38[4]	424,216	55,090
Series 3450, Cl. BI, 8.493%, 5/15/38[4]	1,083,116	143,575
Series 3606, Cl. SN, 1.762%, 12/15/39[4]	566,123	86,913
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,601,493	116,368
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	1,216,932	76,939

Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts., Series 2014-HQ2, Cl. M3, 3.904%, 9/25/24[2]	16,320,000	15,993,576

Federal National Mortgage Assn.:
2.50%, 10/25/29[6]	19,135,000	19,244,129
3.00%, 10/1/29[6]	14,230,000	14,658,012
4.00%, 10/1/44[6]	135,500,000	142,802,180
4.50%, 10/25/29-10/1/44[6]	60,362,000	65,048,891
5.00%, 10/1/44[6]	17,088,000	18,856,607
6.00%, 10/1/44[6]	4,060,000	4,589,544

Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	54,328,626	874,354
Series 2001-T3, Cl. IO, 39.915%, 11/25/40[4]	7,931,800	140,917

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	2,521,516	2,655,924
4.50%, 12/1/20	945,504	1,006,162
5.00%, 2/1/18-12/1/21	5,603,350	5,916,769
5.50%, 1/1/22-5/1/36	1,148,620	1,273,317
6.00%, 6/1/17-1/1/19	43,223	45,154
6.50%, 4/1/18-1/1/34	5,342,779	6,150,895
7.00%, 11/1/17-4/1/34	8,167,361	9,510,841

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn. Pool: (Continued)
7.50%, 2/1/27-3/1/33	$3,615,334	$4,227,029
8.50%, 7/1/32	24,774	28,660
9.50%, 3/15/21	13,577	13,646
11.00%, 7/1/16-2/1/26	119,988	132,113
13.00%, 6/1/15	1,025	1,034

Federal National Mortgage Assn., Connecticut Avenue Securities, Series 2014-C03, Cl. 2M2, 3.055%, 7/25/24[2]	9,390,000	8,839,046

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 40.849%, 5/25/23[4]	263,788	47,285
Series 247, Cl. 2, 24.197%, 10/25/23[4]	124,096	30,548
Series 252, Cl. 2, 29.09%, 11/25/23[4]	32,842	6,011
Series 254, Cl. 2, 13.458%, 1/25/24[4]	90,591	14,464
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	293,764	55,786
Series 303, Cl. IO, 33.779%, 11/25/29[4]	272,007	54,920
Series 313, Cl. 2, 6.256%, 6/25/31[4]	2,349,531	373,090
Series 319, Cl. 2, 1.245%, 2/25/32[4]	803,867	152,792
Series 321, Cl. 2, 2.23%, 4/25/32[4]	1,385,862	267,036
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	605,620	116,880
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	549,207	73,504
Series 331, Cl. 5, 0.00%, 2/25/33[4,5]	1,234,217	283,162
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	2,396,556	491,470
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	1,029,813	232,091
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	1,473,150	330,548
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	3,090,359	607,534
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	825,288	170,702
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	399,160	81,040
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	679,459	122,809
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	510,902	93,152
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	245,884	45,037
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	34,009	5,986

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	88,059	99,032
Series 1997-45, Cl. CD, 8.00%, 7/18/27	742,333	859,345
Series 1998-58, Cl. PC, 6.50%, 10/25/28	438,954	490,254
Series 1999-14, Cl. MB, 6.50%, 4/25/29	24,600	27,338
Series 1999-54, Cl. LH, 6.50%, 11/25/29	872,041	962,519
Series 2001-19, Cl. Z, 6.00%, 5/25/31	334,278	364,584
Series 2001-44, Cl. QC, 6.00%, 9/25/16	41,441	42,927
Series 2001-51, Cl. OD, 6.50%, 10/25/31	132,424	145,599
Series 2001-65, Cl. F, 0.755%, 11/25/31[2]	578,041	588,045
Series 2001-69, Cl. PF, 1.155%, 12/25/31[2]	716,804	739,283
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	811,614	883,994
Series 2002-12, Cl. PG, 6.00%, 3/25/17	278,275	290,533
Series 2002-19, Cl. PE, 6.00%, 4/25/17	119,866	124,184
Series 2002-21, Cl. PE, 6.50%, 4/25/32	811,885	913,174
Series 2002-29, Cl. F, 1.155%, 4/25/32[2]	318,248	328,220
Series 2002-60, Cl. FH, 1.155%, 8/25/32[2]	597,676	616,419
Series 2002-64, Cl. FJ, 1.155%, 4/25/32[2]	97,816	100,881
Series 2002-68, Cl. FH, 0.654%, 10/18/32[2]	203,575	206,333
Series 2002-81, Cl. FM, 0.655%, 12/25/32[2]	391,129	396,169
Series 2002-84, Cl. FB, 1.155%, 12/25/32[2]	64,967	67,006
Series 2002-9, Cl. PC, 6.00%, 3/25/17	310,136	324,975

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-100, Cl. PA, 5.00%, 10/25/18	$1,130,857	$1,200,513
Series 2003-11, Cl. FA, 1.155%, 9/25/32[2]	88,654	91,437
Series 2003-112, Cl. AN, 4.00%, 11/25/18	380,968	398,628
Series 2003-116, Cl. FA, 0.555%, 11/25/33[2]	207,359	208,782
Series 2003-119, Cl. FK, 0.655%, 5/25/18[2]	2,007,835	2,020,624
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,892,352	3,143,900
Series 2003-84, Cl. GE, 4.50%, 9/25/18	77,294	81,143
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,014,255	1,053,276
Series 2004-25, Cl. PC, 5.50%, 1/25/34	198,396	210,832
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,235,324
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,859,433	1,997,190
Series 2006-11, Cl. PS, 24.00%, 3/25/36[2]	670,767	1,012,777
Series 2006-46, Cl. SW, 23.633%, 6/25/36[2]	954,293	1,350,420
Series 2008-14, Cl. BA, 4.25%, 3/25/23	516,079	540,190
Series 2008-75, Cl. DB, 4.50%, 9/25/23	782,989	822,996
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,548,591	1,596,432
Series 2009-114, Cl. AC, 2.50%, 12/25/23	348,338	354,903
Series 2009-36, Cl. FA, 1.095%, 6/25/37[2]	882,964	905,505
Series 2009-70, Cl. NT, 4.00%, 8/25/19	32,943	34,284
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,552,693	1,615,928
Series 2010-43, Cl. KG, 3.00%, 1/25/21	369,587	382,107
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,216,967	1,226,992
Series 2011-15, Cl. DA, 4.00%, 3/25/41	844,320	879,800
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,578,544	2,658,296
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,726,966	1,857,530
Series 2011-38, Cl. AH, 2.75%, 5/25/20	43,431	44,622
Series 2011-6, Cl. BA, 2.75%, 6/25/20	998,920	1,028,531
Series 2011-69, Cl. EA, 3.00%, 11/25/29	921,141	939,340
Series 2011-82, Cl. AD, 4.00%, 8/25/26	832,293	870,448
Series 2011-88, Cl. AB, 2.50%, 9/25/26	630,728	645,290
Series 2012-20, Cl. FD, 0.555%, 3/25/42[2]	3,390,015	3,405,834

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 20.659%, 11/18/31[4]	656,115	167,027
Series 2001-63, Cl. SD, 13.256%, 12/18/31[4]	20,651	4,807
Series 2001-68, Cl. SC, 5.729%, 11/25/31[4]	13,034	3,246
Series 2001-81, Cl. S, 19.692%, 1/25/32[4]	179,604	39,268
Series 2002-28, Cl. SA, 29.618%, 4/25/32[4]	155,213	38,095
Series 2002-38, Cl. SO, 40.161%, 4/25/32[4]	172,997	38,252
Series 2002-39, Cl. SD, 32.047%, 3/18/32[4]	269,157	59,727
Series 2002-48, Cl. S, 25.235%, 7/25/32[4]	242,359	57,827
Series 2002-52, Cl. SL, 26.891%, 9/25/32[4]	147,968	37,505
Series 2002-53, Cl. SK, 31.243%, 4/25/32[4]	167,780	41,884
Series 2002-56, Cl. SN, 26.783%, 7/25/32[4]	332,384	73,437
Series 2002-65, Cl. SC, 57.788%, 6/25/26[4]	585,266	132,313
Series 2002-77, Cl. IS, 35.706%, 12/18/32[4]	294,734	66,548
Series 2002-77, Cl. SH, 30.29%, 12/18/32[4]	256,834	65,422
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,756,555	464,775
Series 2002-9, Cl. MS, 21.882%, 3/25/32[4]	265,208	62,353
Series 2003-13, Cl. IO, 7.427%, 3/25/33[4]	1,312,633	250,928
Series 2003-26, Cl. DI, 7.938%, 4/25/33[4]	868,293	165,925

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-26, Cl. IK, 10.684%, 4/25/33[4]	$152,166	$29,078
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	800,061	168,350
Series 2003-4, Cl. S, 24.51%, 2/25/33[4]	395,919	92,476
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	141,654	19,804
Series 2004-56, Cl. SE, 8.573%, 10/25/33[4]	887,331	152,680
Series 2005-12, Cl. SC, 7.939%, 3/25/35[4]	69,178	11,282
Series 2005-14, Cl. SE, 30.43%, 3/25/35[4]	506,622	81,857
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	3,037,717	629,799
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,357,614	273,499
Series 2005-52, Cl. JH, 5.085%, 5/25/35[4]	1,465,844	200,878
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	2,909,725	715,654
Series 2007-88, Cl. XI, 26.18%, 6/25/37[4]	5,765,274	808,113
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	433,310	65,267
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	734,403	53,427
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	2,091,252	149,289
Series 2012-40, Cl. PI, 1.443%, 4/25/41[4]	5,480,619	881,717

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	598

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	5,284,235	80,720
Series 1995-2B, Cl. 2IO, 17.60%, 6/15/25[4]	452,796	12,644
Series 1995-3, Cl. 1IO, 5.714%, 9/15/25[4]	13,962,394	87,719

		419,700,072

GNMA/Guaranteed—0.1%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	670,483	735,223
8.00%, 1/15/28-9/15/28	376,274	408,554
12.50%, 11/15/15	6,586	6,627
13.00%, 10/15/15	819	823
13.50%, 6/15/15	649	651

Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[2]	4,034	4,164
7.00%, 1/20/30	109,004	127,203
11.00%, 10/20/19	1,927	1,974
12.00%, 9/20/15	2,241	2,272

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 53.585%, 3/16/28[4]	370,121	82,543
Series 2007-17, Cl. AI, 13.269%, 4/16/37[4]	1,783,397	391,226
Series 2011-52, Cl. HS, 9.598%, 4/16/41[4]	3,234,618	721,692

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	3,275,944	3,856,862
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,638,366	1,902,691
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,376,397	1,587,122
Series 2009-46, Cl. HC, 5.00%, 11/20/34	26,131	26,231

		9,855,858

Non-Agency—10.3%

Commercial—8.5%

Banc of America Commercial Mortgage Trust, Series 2006-3, Cl. AM, 6.047%, 7/10/44[2]	24,665,000	25,889,025

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.444%, 7/20/36[2]	$2,880,000	$2,711,451

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.21%, 9/26/35[1,2]	497,300	509,439
Series 2012-RR2, Cl. 6A3, 2.686%, 9/26/35[1,2]	1,750,015	1,764,972
Series 2012-RR6, 2.404%, 11/26/36[1]	594,615	595,953
Series 2013-RR2, Cl. 5A2, 2.629%, 3/26/36[1,2]	11,522,132	9,528,042

Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	29,405,000	30,474,298
Series 2007-PW17, Cl. AJ, 6.084%, 6/11/50[2]	27,600,000	28,023,812

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	547,984	24,014

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.605%, 4/10/46[1,2]	11,050,000	10,440,438

Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.615%, 3/25/36[1,2]	30,000,000	27,193,671
Series 2012-8, Cl. 1A1, 2.664%, 10/25/35[1,2]	3,032,544	3,068,083
Series 2014-8, Cl. 1A2, 0.446%, 7/20/36[2,3]	1,635,000	1,362,159

COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.728%, 10/15/45[1,2]	250,000	245,619
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,2]	6,185,000	5,970,885
Series 2013-CR6, Cl. D, 4.314%, 3/10/46[1,2]	5,435,000	5,063,852
Series 2013-CR7, Cl. D, 4.496%, 3/10/46[1,2]	8,470,000	7,891,397
Series 2013-CR9, Cl. D, 4.402%, 7/10/45[1,2]	7,315,000	6,883,470
Series 2013-LC13, Cl. D, 5.217%, 8/10/46[1,2]	11,354,000	11,188,589
Series 2014-UBS3, Cl. D, 4.976%, 6/10/47[1,2]	20,455,000	18,974,856

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,736,798	963,242

Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	4,015,622	3,958,333

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.642%, 2/15/39[2]	2,475,000	2,596,789

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,150,000	2,230,941

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,2]	100,425	101,395

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.73%, 11/10/46[1,2]	360,000	389,845

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.374%, 7/22/36[1,2]	920,000	776,756

DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30[3]	15,079,831	15,082,863

FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.603%, 11/25/46[1,2]	125,000	127,746
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	7,350,000	7,065,636
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	3,660,000	3,509,678
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	5,710,000	5,439,226
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,2]	5,590,000	5,310,997
Series 2013-K502, Cl. C, 3.308%, 3/25/45[1,2]	630,000	631,026
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,2]	660,000	649,693
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,2]	420,000	407,775
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,2]	25,000	25,308

GCCFC Commercial Mortgage Trust, Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	2,005,000	2,123,955

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.49%, 11/10/45[2]	2,975,000	3,009,211

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)

GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,2]	$4,577,000	$4,202,844

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.229%, 7/25/35[2]	841,085	841,980

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.573%, 12/15/47[1,2]	9,115,000	8,913,358

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	9,868,000	10,159,802
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	985,000	1,043,026
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	14,940,000	14,835,226
Series 2013-C10, Cl. D, 4.298%, 12/15/47[2]	15,932,000	15,057,150

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.618%, 9/26/36[1,2]	381,300	382,351
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	19,288,093	16,590,827

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.713%, 8/15/46[1,2]	8,445,000	8,123,174
Series 2013-C15, Cl. D, 5.251%, 11/15/45[1,2]	3,755,000	3,718,430
Series 2014-C21, Cl. D, 4.816%, 8/15/47[1,2]	14,850,000	13,813,975

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	120,585	105,852

Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.862%, 5/12/39[2]	16,165,000	16,320,919

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.818%, 11/15/45[1,2]	8,182,000	8,037,907
Series 2013-C12, Cl. D, 4.928%, 10/15/46[1,2]	7,630,000	7,364,278
Series 2013-C13, Cl. D, 5.059%, 11/15/46[1,2]	430,000	418,544
Series 2013-C7, Cl. D, 4.442%, 2/15/46[1,2]	15,171,000	14,329,639
Series 2013-C8, Cl. D, 4.31%, 12/15/48[1,2]	7,218,000	6,752,962
Series 2014-C14, Cl. D, 4.996%, 2/15/47[1,2]	9,810,000	9,337,369

Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	15,275,000	15,669,874
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	7,485,000	7,857,794
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,707,000	2,918,514

Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.048%, 11/26/36[1,2]	2,706,998	2,697,417
Series 2012-R3, Cl. 1B, 2.048%, 11/26/36[1,2]	12,922,623	9,510,433

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[1,2]	449,988	455,990

RALI Trust, Series 2005-QA4, Cl. A32, 3.056%, 4/25/35[2]	159,836	26,050

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.385%, 8/25/34[2]	19,382,817	19,239,656

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,2]	11,597,194	11,404,941
Series 2013-C5, Cl. D, 4.229%, 3/10/46[1,2]	13,830,000	12,753,383

Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Cl. AJ, 5.896%, 5/15/43[2]	19,685,000	20,695,628

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.926%, 4/25/47[2]	1,474,482	1,144,559

Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Cl. B2, 2.615%, 11/25/34[2]	96,855	1,021
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	6,318,546	6,386,616
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[2]	3,220,947	3,293,166
Series 2005-AR15, Cl. 1A6, 2.611%, 9/25/35[2]	13,879,750	13,174,256
Series 2006-8, Cl. A15, 6.00%, 7/25/36	7,612,794	7,731,481

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR7, Cl. 2A4, 2.613%, 5/25/36[2]	$5,259,105	$4,976,838
Series 2007-AR3, Cl. A4, 5.68%, 4/25/37[2]	4,294,323	4,254,334

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.607%, 12/15/45[1,2]	375,000	360,150
Series 2012-C7, Cl. E, 5.001%, 6/15/45[1,2]	7,300,000	7,275,173
Series 2012-C8, Cl. E, 5.039%, 8/15/45[1,2]	7,853,000	7,872,962
Series 2013-C11, Cl. D, 4.322%, 3/15/45[1,2]	4,162,000	3,949,911
Series 2013-C15, Cl. D, 4.633%, 8/15/46[1,2]	12,358,996	11,685,740

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	23,772,478	1,384,271

		589,274,211

Multi-Family—0.3%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.328%, 6/25/36[2]	12,763,619	11,883,223

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.611%, 9/25/35[2]	926,174	906,264
Series 2006-AR2, Cl. 2A3, 2.615%, 3/25/36[2]	8,655,275	8,690,770

		21,480,257

Residential—1.5%

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	2,802,234	2,565,358
Series 2007-C, Cl. 1A4, 5.395%, 5/20/36[2]	4,528,854	4,400,384

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	29,800,000	31,298,865

Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.715%, 2/25/33[2]	16,651	15,754

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.669%, 5/25/35[2]	4,465,979	4,487,912
Series 2005-3, Cl. 2A4, 2.666%, 8/25/35[2]	8,159,900	7,175,636
Series 2006-AR2, Cl. 1A2, 2.636%, 3/25/36[2]	10,229,235	9,657,779

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	3,271,925	3,132,554
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,455,949	3,663,107

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.384%, 12/15/35[2]	248,364	202,835
Series 2006-H, Cl. 2A1A, 0.304%, 11/15/36[2]	107,018	78,021

GSR Mortgage Loan Trust:
Series 2005-AR6, Cl. 1A4, 2.654%, 9/25/35[2]	9,504,527	9,663,632
Series 2006-5F, Cl. 2A1, 6.00%, 6/25/36	730,989	701,775

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	2,185,432	2,231,526

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.255%, 8/25/36[2]	4,561,122	2,281,984

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.541%, 12/25/34[2]	164,624	164,138

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.274%, 10/25/36[2]	5,475,566	5,433,470

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,7]	4,912,783	545,319

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	5,114	5,181
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	111,918	89,279

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Residential (Continued)

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35		$8,644,862	$8,316,457

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/33[2]		246,379	253,454

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.701%, 10/25/36[2]		5,155,831	5,052,621

			101,417,041

Total Mortgage-Backed Obligations (Cost $1,101,265,026)			1,141,727,439

U.S. Government Obligations—3.2%

Federal National Mortgage Assn. Nts., 1%, 9/27/17		2,260,000	2,252,307

United States Treasury Bond Strips, 0.905%, 8/15/16[8]		11,000,000	10,881,464

United States Treasury Nts.:
0.375%, 3/31/16		90,000,000	90,026,370
1.000%, 9/15/17		9,750,000	9,735,911
1.375%, 9/30/18[9,10]		75,256,000	74,812,140
2.00%, 9/30/20		29,428,000	29,352,135
2.50%, 8/15/23		2,703,000	2,720,315

Total U.S. Government Obligations (Cost $220,037,678)			219,780,642

Foreign Government Obligations—15.5%

Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		7,800,000	8,439,990

Azerbaijan—0.0%
Republic of Azerbaijan International Bonds, 4.75%, 3/18/24[1]		2,635,000	2,700,875

Brazil—3.3%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		3,030,000	3,007,275

Federative Republic of Brazil International Bonds:
4.25%, 1/7/25		7,585,000	7,518,631
5.625%, 1/7/41		3,930,000	4,077,375

Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
10.847%, 4/1/15[8]	BRL	42,190,000	16,331,214
10.992%, 1/1/15[8]	BRL	435,355,000	173,085,516

Federative Republic of Brazil Nota Do Tesouro Nacional Sr.
Unsec. Nts., 9.762%, 1/1/17	BRL	14,745,000	5,748,899

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	6,210,000	2,380,570
9.762%, 1/1/21	BRL	7,430,000	2,730,584
10.00%, 1/1/23	BRL	15,935,000	5,737,644
10.00%, 1/1/25	BRL	7,610,000	2,693,023

Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		6,090,000	6,504,120

			229,814,851

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		6,510,000	6,433,175

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Colombia—0.7%
Republic of Colombia Sr. Unsec. Bonds, Series B, 6%, 4/28/28	COP	9,524,000,000	$4,212,205

Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		5,435,000	5,511,090
4.375%, 7/12/21		6,820,000	7,229,200
5.625%, 2/26/44		10,305,000	11,387,025
8.125%, 5/21/24		5,650,000	7,514,500
Series B, 7.000%, 5/4/22	COP	8,395,000,000	4,222,923
Series B, 10.00%, 7/24/24	COP	13,320,000,000	8,041,156

			48,118,099

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		8,315,000	8,606,025
6.375%, 3/24/21[1]		1,430,000	1,558,700
6.75%, 11/5/19[1]		865,000	957,987

			11,122,712

Dominican Republic—0.2%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		3,870,000	3,976,425

Dominican Republic Sr. Unsec. Bonds:
5.875%, 4/18/24[1]		1,240,000	1,283,400
6.60%, 1/28/24[1]		3,390,000	3,644,250
7.45%, 4/30/44[1]		1,465,000	1,582,200

			10,486,275

Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[1]		4,430,000	4,629,350

Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		3,100,000	3,317,000

Greece—1.3%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	7,430,000	9,384,743

Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	17,505,000	17,961,912
6.14%, 4/14/28	EUR	26,280,000	31,699,271

Hellenic Republic Sr. Unsec. Nts.:
3.80%, 8/8/17	JPY	2,622,000,000	23,394,312
Series 15BR, 5.00%, 8/22/16	JPY	438,600,000	4,061,574

			86,501,812

Hungary—0.4%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	570,000,000	2,367,766

Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		4,745,000	5,029,700
5.375%, 3/25/24		2,675,000	2,828,812
7.625%, 3/29/41		1,100,000	1,408,000

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	1,182,000,000	5,729,066
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,942,250

			24,305,594

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

India—1.0%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	2,592,000,000	$40,225,230
8.83%, 11/25/23	INR	1,699,000,000	27,856,557

			68,081,787

Indonesia—1.2%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		9,810,000	10,153,350

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		1,830,000	1,788,825
6.125%, 3/15/19[1]		5,755,000	6,373,663

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		3,130,000	2,926,550
4.625%, 4/15/43[1]		1,625,000	1,438,125
4.875%, 5/5/21[1]		7,445,000	7,780,025
5.375%, 10/17/23[1]		2,655,000	2,847,487
5.875%, 1/15/24[1]		3,715,000	4,105,075
11.625%, 3/4/19[1]		1,690,000	2,256,150

Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	164,990,000,000	12,824,537
Series FR70, 8.375%, 3/15/24	IDR	176,680,000,000	14,446,508
Series FR71, 9.00%, 3/15/29	IDR	180,260,000,000	15,086,660

			82,026,955

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[2]		12,835,000	12,305,556

Kazakhstan—0.0%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]		2,800,000	2,660,000

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		1,685,000	1,737,656
6.875%, 6/24/24[1]		2,285,000	2,409,533

			4,147,189

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]		3,300,000	3,677,421

Lebanon—0.1%
Lebanese Republic International Bonds:
5.45%, 11/28/19		1,440,000	1,460,088
6.00%, 1/27/23		870,000	880,005
6.10%, 10/4/22		1,855,000	1,896,738
6.60%, 11/27/26		2,040,000	2,096,100

			6,332,931

Lithuania—0.1%
Republic of Lithuania Sr. Unsec. Bonds, 6.125%, 3/9/21[1]		8,025,000	9,298,969

Mexico—0.7%
United Mexican States Treasury Bills, 3.06%, 11/27/14[8]	MXN	140,700,000	10,427,965

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	211,900,000	16,373,344

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Mexico (Continued)
United Mexican States Unsec. Bonds: (Continued)
Series M, 8.00%, 12/7/23	MXN	32,300,000	$2,728,661
Series M20, 4.75%, 3/8/44		1,305,000	1,298,475
Series M20, 7.50%, 6/3/27	MXN	66,740,000	5,445,950
Series M20, 8.50%, 5/31/29	MXN	95,830,000	8,427,760
Series M30, 8.50%, 11/18/38	MXN	45,900,000	4,054,227
Series M30, 10.00%, 11/20/36	MXN	21,400,000	2,158,455

			50,914,837

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		2,600,000	2,600,000

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		6,995,000	6,978,911

			9,578,911

Nigeria—0.1%
Federal Republic of Nigeria Unsec. Bonds, 16.39%, 1/27/22	NGN	524,000,000	3,823,265

Panama—0.1%
Republic of Panama Sr. Unsec. Bonds:
4.00%, 9/22/24		1,840,000	1,844,600
5.20%, 1/30/20		3,135,000	3,464,175
6.70%, 1/26/36		1,870,000	2,304,775
9.375%, 4/1/29		1,750,000	2,603,125

			10,216,675

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		3,615,000	3,831,900

Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		3,315,000	4,193,475
7.35%, 7/21/25		3,050,000	3,987,875
7.84%, 8/12/20[1]	PEN	7,975,000	3,148,766
8.20%, 8/12/26[1]	PEN	15,980,000	6,598,670

			17,928,786

Philippines—0.2%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		5,810,000	7,240,712
6.375%, 10/23/34		7,070,000	8,925,875

			16,166,587

Poland—0.3%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		12,545,000	12,160,872
5.125%, 4/21/21		5,265,000	5,875,477

			18,036,349

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	7,015,000	10,075,246

Romania—0.4%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[1]		2,405,000	2,561,325

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Romania (Continued)
Romania Sr. Unsec. Bonds: (Continued)
6.125%, 1/22/44[1]		$3,205,000	$3,690,839
6.75%, 2/7/22[1]		9,480,000	11,245,650

Romania Unsec. Bonds:
5.85%, 4/26/23	RON	12,600,000	4,037,643
5.90%, 7/26/17	RON	30,410,000	9,397,468

			30,932,925

Russia—0.7%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	62,400,000	1,440,546

Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[1]		6,725,000	6,666,156
5.875%, 9/16/43[1]		2,480,000	2,548,200
7.50%, 3/31/30[1,2]		4,676,700	5,250,671

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		4,260,000	4,345,413

Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	98,900,000	2,314,144
Series 6206, 7.40%, 6/14/17	RUB	396,400,000	9,590,646
Series 6209, 7.60%, 7/20/22	RUB	79,300,000	1,830,493
Series 6210, 6.80%, 12/11/19	RUB	67,400,000	1,549,846
Series 6212, 7.05%, 1/19/28	RUB	80,000,000	1,693,100
Series 6215, 7.00%, 8/16/23	RUB	160,000,000	3,517,931
Series 6216, 6.70%, 5/15/19	RUB	432,100,000	9,880,594

			50,627,740

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		2,410,000	2,416,025

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		4,135,000	4,269,387

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		4,430,000	4,640,425

			8,909,812

Slovenia—0.1%
Republic of Slovenia Bonds, 4.125%, 2/18/19[1]		5,480,000	5,719,750

South Africa—0.9%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		3,495,000	3,475,341
5.875%, 5/30/22		1,630,000	1,809,300
5.875%, 9/16/25		6,425,000	7,086,775
Series R208, 6.75%, 3/31/21	ZAR	119,100,000	9,956,107

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	151,400,000	13,123,301
Series 2032, 8.25%, 3/31/32	ZAR	36,800,000	3,065,867
Series 2048, 8.75%, 2/28/48	ZAR	49,300,000	4,265,945
Series R186, 10.50%, 12/21/26	ZAR	202,900,000	20,951,476

			63,734,112

Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,025,000	3,146,000
6.00%, 1/14/19[1]		3,200,000	3,384,000

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds: (Continued)
6.25%, 10/4/20[1]		$3,605,000	$3,848,337

			10,378,337

Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.329%, 3/9/20[2]		4,305,000	4,660,163

Thailand—0.3%
Kingdom of Thailand Sr. Unsec. Bonds:
3.25%, 6/16/17	THB	208,200,000	6,548,498
3.875%, 6/13/19	THB	289,600,000	9,313,643
5.125%, 3/13/18	THB	187,000,000	6,211,832

			22,073,973

Turkey—1.0%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	16,430,000	7,058,286
8.30%, 10/7/15	TRY	6,735,000	2,934,757
8.80%, 11/14/18	TRY	20,635,000	8,851,146
8.80%, 9/27/23	TRY	16,325,000	6,772,951
10.40%, 3/20/24	TRY	9,560,000	4,377,809
10.50%, 1/15/20	TRY	5,655,000	2,597,045

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	3,130,000	4,261,707
6.25%, 9/26/22		6,460,000	7,122,150
6.625%, 2/17/45		3,665,000	4,118,544
6.875%, 3/17/36		2,630,000	3,024,631

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[14]	TRY	8,255,000	5,229,042
6.30%, 2/14/18	TRY	13,695,000	5,478,782
7.10%, 3/8/23	TRY	12,115,000	4,536,706
9.00%, 3/8/17	TRY	3,225,000	1,405,993
9.00%, 7/24/24	TRY	7,185,000	3,025,114

			70,794,663

Ukraine—0.1%
Ukraine International Bonds:
6.875%, 9/23/15[1]		405,000	363,568
7.50%, 4/17/23[1]		1,305,000	1,101,355
7.80%, 11/28/22[1]		4,250,000	3,666,475
7.95%, 2/23/21[1]		1,355,000	1,160,219

			6,291,617

United Arab Emirates—0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Nts., 3.875%, 1/30/23		1,170,000	1,165,613

Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43		1,855,000	1,734,425
5.591%, 6/22/21		4,930,000	5,533,925

			8,433,963

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		7,165,000	7,523,250

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Uruguay (Continued)
Oriental Republic of Uruguay Sr. Unsec. Bonds: (Continued)
5.10%, 6/18/50	$2,380,000	$2,314,550

		9,837,800

Venezuela—0.2%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38	510,000	291,975
7.75%, 10/13/19	5,375,000	3,749,063
8.25%, 10/13/24	1,180,000	758,150
13.625%, 8/15/18[1]	6,840,000	6,145,740

		10,944,928

Zambia—0.0%
Republic of Zambia Sr. Unsec. Bonds, 8.50%, 4/14/24[1]	840,000	956,025

Total Foreign Government Obligations (Cost $1,108,591,246)		1,071,684,930

Corporate Loans—4.2%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[2]	4,160,000	4,035,200

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/12/18[2]	2,457,858	2,402,045

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[2]	1,330,112	1,292,426

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[2]	5,250,000	5,323,500

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 8/4/21[2]	7,095,000	7,063,959

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[2,6]	17,905,078	18,173,654

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[2]	3,550,000	3,579,582

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[2]	5,605,000	5,664,553

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[2]	3,105,000	3,136,050

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[2]	2,915,000	2,905,891

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[2]	3,291,750	3,126,906

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]	13,302,560	12,773,783

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[2]	3,213,000	3,053,153

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[2]	656,836	658,478

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.907%, 1/30/19[2]	18,144,571	17,356,425

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.807%, 1/29/16	92,105	91,431
Tranche E, 7.657%, 7/30/19	3,511,153	3,440,930

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Corporate Loans (Continued)

Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[2]	$5,675,000	$5,703,375

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[2]	7,030,000	7,034,394

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[2]	5,525,000	5,041,562

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[2]	6,985,000	7,054,850

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[2]	8,500,000	8,500,000

Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.539%, 10/19/15[2,7]	16,203,404	10,721,258

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[2]	5,692,211	5,783,286

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[2]	11,427,129	11,489,030

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/2/22[2,6]	2,120,000	2,088,200

Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[2]	3,641,858	3,649,826

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[2]	7,040,000	7,075,200

Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 6/27/22[2]	6,380,000	6,263,035

IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[2]	4,760,000	4,783,800

IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[2]	2,595,000	2,599,866

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[2]	3,235,072	3,344,256

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/26/23[2]	4,410,000	4,393,463

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[2]	4,325,000	4,433,125

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[2]	10,720,000	10,755,730

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	10,765,000	10,765,000

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	3,978,950	3,978,903

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	8,165,000	8,195,619

Orchard Acquisition Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[2]	1,067,074	1,067,074

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,6]	10,505,500	9,533,741

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[2]	5,285,000	5,304,819

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,7,11]	5,285,760	1,189,296

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[2]	5,630,000	5,622,962

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Corporate Loans (Continued)

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[2]		$5,635,000	$5,472,994

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[2]		5,476,241	5,342,757

RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[2]		2,180,000	2,067,595

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[2,6]		17,960,000	17,466,100

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[2]		7,275,000	7,159,815

Total Corporate Loans (Cost $295,028,710)			287,958,897

Corporate Bonds and Notes—44.4%

Consumer Discretionary—7.6%

Auto Components—0.8%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		7,875,000	8,130,937

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		6,210,000	5,868,450

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,410,000	4,315,949
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,430,000	8,309,314

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		10,060,000	10,814,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		10,715,000	10,741,788

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,743,925

			56,924,863

Automobiles—0.3%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]		4,390,000	4,448,422

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31		3,645,000	4,825,291

Geely Automobile Holdings Ltd., 5.25% Sr. Unsec. Nts., 10/6/19[1,6]		1,140,000	1,128,600

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		6,210,000	6,450,638

Toyota Motor Credit Corp., 1.80% Sr. Unsec. Nts., 7/23/20	EUR	3,065,000	4,100,542

			20,953,493

Diversified Consumer Services—0.1%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,050,000	9,321,500

Hotels, Restaurants & Leisure—1.3%

1011778 BC ULC / New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1,6]		6,140,000	6,132,325

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		2,770,000	2,901,575

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[1]		5,175,000	4,877,438

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		5,690,000	5,000,087

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]		3,565,000	3,582,825

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		6,350,000	6,350,000

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,2]	EUR	4,926,000	$6,678,774

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19		4,165,000	4,362,837

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		7,695,000	8,175,938

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	7,155,475

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		1,675,000	1,775,500
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,401,550

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		7,527,100	8,251,583

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		1,700,000	1,695,750

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	5,937,750

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[3,7]		14,750,000	—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,113,600

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	6,970,150

			89,363,157

Household Durables—0.6%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		960,000	907,200

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		8,860,000	9,314,075

Jarden Corp.:
3.75% Sr. Unsec. Nts., 10/1/21[1]	EUR	1,775,000	2,281,147
6.125% Sr. Unsec. Nts., 11/15/22		1,630,000	1,695,200

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[1]		3,725,000	3,662,141
9.125% Sec. Nts., 11/15/20[3]		5,740,000	6,242,250

KB Home, 7% Sr. Unsec. Nts., 12/15/21		5,900,000	6,165,500

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		9,805,000	10,736,475

			41,003,988

Media—2.9%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		9,350,000	9,607,125

Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[1]		5,345,000	5,745,875

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,665,000	16,616,393

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	12,234,895

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25[1,6]		4,285,000	4,317,137

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		6,025,000	6,017,469

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		5,415,000	5,570,681

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22		3,900,000	3,987,750
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,216,337
7.875% Sr. Unsec. Nts., 9/1/19		4,770,000	5,402,025

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		4,185,000	4,384,624

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,921,500

Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		5,225,000	5,264,187
5.50% Sr. Unsec. Nts., 9/15/24[1]		1,420,000	1,402,250

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		10,560,000	10,850,400

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Media (Continued)

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]		$3,140,000	$3,422,600

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,158,500

Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[1]		18,065,000	18,223,069

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		5,450,000	5,395,500
5.625% Sr. Unsec. Nts., 8/1/24[1]		3,555,000	3,439,463
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,486,750

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		4,785,000	5,084,063

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	8,440,000	11,699,506

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]		7,000,000	7,525,000

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		9,860,000	10,574,850

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	GBP	2,430,000	4,185,607

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	GBP	7,475,000	12,554,590

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		2,725,000	2,827,188

			199,115,334

Multiline Retail—0.2%

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]		2,145,000	2,241,525
8.75% Sr. Unsec. Nts., 10/15/21[1,11]		11,825,000	12,504,937

			14,746,462

Specialty Retail—1.1%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		12,155,000	11,243,375

Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19		13,620,000	11,372,700

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,327,075

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]		13,425,000	14,431,875

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		5,820,000	6,445,650

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		5,969,000	5,954,077

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20		5,410,000	5,869,850

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		4,190,000	4,294,750

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		10,105,000	10,231,313

			78,170,665

Textiles, Apparel & Luxury Goods—0.3%

Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	252,500	331,677

Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[1]		2,125,000	2,122,344

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		17,195,000	16,937,075

			19,391,096

Consumer Staples—1.0%

Beverages—0.2%

Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts., 6/17/24[1]		7,620,000	7,219,950

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]		2,240,000	2,371,356

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Beverages (Continued)

Pernod Ricard SA: (Continued)
5.75% Sr. Unsec. Nts., 4/7/21[1]		$1,865,000	$2,127,329

			11,718,635

Food & Staples Retailing—0.1%

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,11]		5,290,000	4,840,350

Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21		3,055,000	3,139,013

			7,979,363

Food Products—0.6%

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[3]		10,750,000	10,508,125

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[3,11]		9,210,732	8,197,551

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]		2,160,000	2,133,000

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21		4,867,000	5,274,611

HJ Heinz Co., 4.25% Sec. Nts., 10/15/20		4,405,000	4,388,481

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]		1,325,000	1,292,538

Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[1]		1,380,000	1,469,700

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]		1,170,000	1,193,985

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22		3,970,000	3,940,225

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]		3,125,000	3,218,750

			41,616,966

Tobacco—0.1%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		6,690,000	7,074,675

Energy—7.6%

Energy Equipment & Services—1.3%

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[1]		5,675,000	5,221,000

Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[1]		7,095,000	7,130,475

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]		3,920,000	4,018,000

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21		4,820,000	4,711,550

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		4,575,000	4,540,687

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]		2,095,000	2,093,722

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		7,270,000	7,306,350

North Atlantic Drilling Ltd.:
6.08% Sr. Unsec. Nts., 10/30/18[1,2]	NOK	26,500,000	3,707,051
6.25% Sr. Unsec. Nts., 2/1/19[1]		4,955,000	4,484,275

Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]		7,472,240	7,771,129

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19		7,285,000	6,793,262

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]		7,045,000	6,446,175

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		4,250,000	4,430,625

QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]		1,130,000	1,132,825

Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[1]		8,730,000	8,740,913

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Energy Equipment & Services (Continued)

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	$3,990,000	$4,125,716

Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[1]	5,310,000	5,296,619

		87,950,374

Oil, Gas & Consumable Fuels—6.3%

Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	2,060,000	2,114,075
6.125% Sr. Unsec. Nts., 7/15/22	4,205,000	4,520,375

Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]	1,320,000	1,263,900

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	4,455,000	4,555,237

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	1,805,000	879,937
8.00% Sec. Nts., 1/15/19[1]	5,290,000	4,562,625

Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[1]	5,575,000	5,993,125

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	4,400,000	4,323,000
6.625% Sr. Unsec. Nts., 10/1/20	4,525,000	4,649,437

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	2,125,000	2,082,500

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	7,525,000	7,807,187

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	8,195,000	8,563,775

California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[1]	2,975,000	3,027,063
5.50% Sr. Unsec. Nts., 9/15/21[1]	2,975,000	3,023,344

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	4,315,000	4,444,450

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	6,380,000	6,443,800
5.375% Sr. Unsec. Nts., 6/15/21	1,420,000	1,460,825
5.75% Sr. Unsec. Nts., 3/15/23	4,915,000	5,260,524

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	5,235,000	5,130,300
8.50% Sr. Unsec. Nts., 12/15/19	1,790,000	1,866,075

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	3,960,000	4,118,345

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	1,125,000	1,082,812

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,721,250
6.125% Sr. Unsec. Nts., 3/1/22	6,195,000	6,241,462

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,892,421

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	3,565,000	3,315,450

Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[1]	5,400,000	6,048,000

Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[1]	5,195,000	5,387,511
5.25% Sr. Unsec. Nts., 8/10/20[1]	2,735,000	2,934,846

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,642,487
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,617,137

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[1]	$1,420,000	$1,338,350

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	8,717,812

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	8,025,000	7,704,000

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	3,185,000	2,985,937

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	5,058,344

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	7,780,000	7,702,200
9.75% Sr. Unsec. Nts., 7/15/20	3,005,000	3,072,613

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	4,515,000	4,808,475

KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[1]	4,075,000	3,835,390
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,315,000	1,468,855
9.125% Sr. Unsec. Nts., 7/2/18[1]	2,965,000	3,480,169

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	5,210,000	5,288,150

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	5,215,575

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	3,530,000	3,777,100

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	5,325,000	5,298,375

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	10,110,000	10,236,375
8.625% Sr. Unsec. Nts., 4/15/20	4,180,000	4,341,975

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	2,195,000	2,140,125

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	20,425,000	21,037,750
7.00% Sr. Unsec. Nts., 3/31/24[1]	3,215,000	3,335,563

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	4,705,000	4,705,000

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
9.25% Sr. Unsec. Nts., 6/1/21	4,365,000	4,375,913

Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[1]	2,225,000	2,314,000
9.50% Sr. Sec. Nts., 12/5/20[1]	8,840,000	9,768,200

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	3,990,000	3,870,300

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,860,000	2,502,500

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	5,935,000	6,276,263

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	6,395,000	6,562,428
5.45% Sr. Unsec. Nts., 10/14/21[1]	4,043,000	4,482,927

Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	2,875,000	2,769,919

Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[1]	4,670,000	4,845,125

Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	5,205,000	4,860,169

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	5,165,000	5,449,075

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petroleos de Venezuela SA:
6.00% Sr. Unsec. Nts., 11/15/26[1]	$6,470,000	$3,396,750
9.00% Sr. Unsec. Nts., 11/17/21	2,260,000	1,519,850

Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	556,750	551,407
2.00% Sec. Nts., 12/20/22	2,766,750	2,745,742
3.50% Sr. Unsec. Nts., 1/30/23	5,445,000	5,246,258
6.375% Sr. Unsec. Nts., 1/23/45[1]	10,440,000	11,831,652
6.625% Sr. Unsec. Nts., 6/15/35	3,780,000	4,405,590
8.00% Sr. Unsec. Nts., 5/3/19	12,435,000	15,164,483

Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]	1,123,333	1,216,008
9.75% Sr. Unsec. Nts., 8/14/19[1]	1,690,000	2,137,850

Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]	4,285,000	5,583,582

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	3,395,000	3,479,875
5.00% Sr. Sub. Nts., 3/15/23	979,000	1,013,265

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	5,695,000	5,630,931

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[1]	3,255,000	3,189,900

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	4,820,000	4,723,600

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	3,193,000	3,296,773

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[1]	5,725,000	5,690,078
7.75% Sr. Unsec. Nts., 6/15/21	5,315,000	5,713,625

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	5,050,000	4,930,063
7.51% Sr. Unsec. Nts., 3/15/21	9,243,000	9,058,140

Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]	975,000	897,000

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	5,965,000	6,233,425

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	4,260,000	4,185,450

Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]	526,507	528,955

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	3,663,000	3,809,520

Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[1]	5,680,000	5,573,500

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	3,933,000	3,952,665

US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17 (5,695 displayed as units) [1]	5,695	5,467,200

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	3,050,000	3,225,375

WPX Energy, Inc., 5.25% Sr. Unsec. Nts., 9/15/24	2,845,000	2,759,650

		435,756,389

Financials—8.5%

Capital Markets—1.2%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]	4,300,000	4,429,000

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]	5,300,000	5,710,750

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]	6,455,000	6,906,850

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Capital Markets (Continued)

Drawbridge Special Opportunities Fund LP/Drawbridge Special
Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		$7,095,000	$7,059,525

Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[1]		3,095,000	3,257,488

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21[1]		3,125,000	3,224,609

Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15[8]	TRY	8,130,000	3,432,202

Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts., 4/28/22[1]		5,420,000	5,452,574

MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[1]		2,110,000	2,136,375

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18		1,450,000	1,453,625
7.875% Sr. Unsec. Nts., 10/1/20		5,395,000	5,475,925

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		7,075,000	7,632,156

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	70,100,000	5,023,227

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[1]		3,515,000	3,383,188

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[2]		10,650,000	11,399,696

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]		8,585,000	8,499,150

			84,476,340

Commercial Banks—3.8%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	5,515,000	2,167,799

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	3,575,000	1,402,104

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		6,205,000	6,509,436

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	6,110,000	2,408,804

Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[2,12]		2,205,000	2,095,853

Barclays plc, 7% Jr. Sub. Perpetual Bonds[2,12]	GBP	11,093,000	17,061,766

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[2,12]	GBP	9,645,000	16,064,574

BPCE SA:
5.70% Sub. Nts., 10/22/23[1]		4,130,000	4,406,503
9.00% Jr. Sub. Perpetual Bonds[2,12]	EUR	5,965,000	7,778,966

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]		4,390,000	4,565,600

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		1,780,000	1,802,250
5.00% Sr. Unsec. Nts., 8/15/22		7,410,000	7,456,312

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		15,295,000	17,715,877

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		3,975,000	4,203,562

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		3,175,000	3,198,117

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,815,000	2,824,785

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,12]		10,290,000	10,908,388
8.375% Jr. Sub. Perpetual Bonds[2,3,12]		5,595,000	6,465,023

Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[2,12]	GBP	6,805,000	11,498,024
5.75% Jr. Sub. Perpetual Bonds[2,12]	EUR	445,000	561,003

Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		2,070,000	2,061,844

Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[1]		1,665,000	1,736,262

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Commercial Banks (Continued)

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		$6,580,000	$6,530,650

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,12]	GBP	3,285,000	5,619,710

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[2,12]		8,085,000	8,085,000

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		2,705,000	2,834,840

ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[1]		5,760,000	6,396,756

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		8,475,000	8,250,370

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[1]		3,595,000	3,603,988

Lloyds Banking Group plc, 7.625% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,325,000	2,158,764

MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[1]		4,955,000	5,500,050

Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]		3,835,000	3,831,391

Nordea Bank AB:
5.50% Jr. Sub. Perpetual Bonds[1,2,12]		5,150,000	5,072,750
6.125% Jr. Sub. Perpetual Bonds[1,2,12]		3,210,000	3,157,876

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,12]	GBP	500,000	855,675

RBS Capital Trust III, 2.073% Jr. Sub. Perpetual Bonds[2,12]		4,637,000	4,567,445

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,455,000	8,881,682

Sberbank of Russia Via SB Capital SA, 6.125% Sr. Unsec. Nts., 2/7/22[1]		1,055,000	1,060,275

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,710,000	2,786,166

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]		4,490,000	4,512,877

Societe Generale SA:
5.00% Sub. Nts., 1/17/24[1]		4,390,000	4,428,922
5.922% Jr. Sub. Perpetual Bonds[1,2,12]		12,105,000	12,831,300

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[1]		2,170,000	2,259,137

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		6,515,000	6,381,443

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		4,480,000	4,585,858

Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[1]		3,095,000	3,098,095

Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[1]		2,485,000	2,473,818

Turkiye Is Bankasi AS, 8.864% Unsec. Nts., 2/9/15[8]	TRY	8,000,000	3,396,859

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		2,075,000	1,992,000

			260,046,549

Consumer Finance—0.7%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]		5,035,000	5,400,037

Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		2,250,000	2,210,625
7.50% Sr. Unsec. Nts., 9/15/20		3,550,000	4,100,250

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		27,100,000	1,558,250

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		3,195,000	3,330,788

Enova International, Inc., 9.75% Sr. Nts., 6/1/21[1]		5,680,000	5,694,200

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]		4,725,000	5,114,813

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Consumer Finance (Continued)

Navient LLC:
6.125% Sr. Unsec. Nts., 3/25/24		$5,480,000	$5,356,700
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	7,144,875

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		2,865,000	2,907,975

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		5,145,000	5,145,000

			47,963,513

Diversified Financial Services—1.5%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,12]	EUR	13,640,000	17,572,872

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	EUR	1,940,000	2,193,034

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	EUR	1,940,000	2,355,367

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,12]	EUR	6,640,000	8,910,818

Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		6,795,000	6,438,262

Banco BTG Pactual SA (Luxembourg), 8.75% Jr. Sub. Perpetual Bonds[1,2,12]		1,890,000	1,924,965

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,14]	MXN	17,961,653	—

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,11]		4,735,000	4,732,041

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]		2,350,000	2,452,812

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		965,000	980,681

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		9,865,000	10,479,096

First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[1,11]		539,774	568,787

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	6,318,708

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		5,865,000	6,026,287

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]		4,480,000	4,356,800

JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[6,14]	MXN	4,877,775	474,979
6.47% Sec. Nts., 8/26/35[3,14]	MXN	20,232,960	151,784

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[1]		3,970,000	4,229,042

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		3,950,000	4,517,813

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]		1,920,000	1,989,600

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20		13,995,000	12,770,438

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[1]	EUR	810,000	1,094,685

State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[1]		4,950,000	5,086,546

			105,625,417

Insurance—0.5%

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,12]	GBP	1,850,000	3,100,348
6.125% Jr. Sub. Perpetual Bonds[2,12]	GBP	5,145,000	8,704,643

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]		8,130,000	8,363,737

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		5,596,000	6,001,710

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Principal Amount	Value

Insurance (Continued)

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,12]		$	10,688,000	$11,262,480

				37,432,918

Real Estate Investment Trusts (REITs)—0.2%

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[1]			4,965,000	4,989,825

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21			2,320,000	2,386,700

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18			5,320,000	5,200,300

TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]			3,725,000	3,883,313

				16,460,138

Real Estate Management & Development—0.5%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[1]			2,305,000	2,397,200

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24			4,220,000	4,357,150

Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]			6,145,000	5,842,051

Franshion Brilliant Ltd., 5.75% Sr. Unsec. Nts., 3/19/19			2,110,000	2,173,300

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19			2,500,000	2,877,000

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]			4,400,000	4,730,000
9.00% Sr. Sec. Nts., 1/15/20[3]			2,890,000	3,171,775

Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18			2,425,000	2,534,317

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR		3,210,000	4,338,198

				32,420,991

Thrifts & Mortgage Finance—0.1%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]			5,450,000	5,395,500

Health Care—2.2%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20			4,715,000	4,455,675

Health Care Equipment & Supplies—0.4%

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20			3,350,000	3,358,375

ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	EUR		3,445,000	4,699,304

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]			10,860,000	9,909,750

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18			3,605,000	3,821,300

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20			665,000	686,612

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18			4,560,000	4,970,400

				27,445,741

Health Care Providers & Services—1.4%

Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21			1,560,000	1,614,600

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[1]			2,840,000	2,825,800

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22[1]			7,505,000	7,861,487
7.125% Sr. Unsec. Nts., 7/15/20			3,340,000	3,540,400

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Health Care Providers & Services (Continued)

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	$	2,485,000	$2,446,172
5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,333,200

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		1,770,000	1,747,875

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		11,885,000	11,647,300

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]		2,980,000	3,151,946
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,586,850

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18		4,645,000	4,941,119

HCA, Inc.:
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,633,000
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,595,025

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		7,265,000	7,628,250

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[1]		4,220,000	4,135,600

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		9,710,000	9,879,925

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,854,125

Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20		6,365,000	6,746,900
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,790,500

			97,960,074

Pharmaceuticals—0.3%

Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		7,500,000	7,181,250

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]		3,890,000	3,943,488

Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[1]		2,380,000	2,406,775

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]		4,280,000	4,643,800

Valeant Pharmaceuticals International, Inc.:
6.375% Sr. Unsec. Nts., 10/15/20[1]		2,945,000	3,037,031
7.25% Sr. Unsec. Nts., 7/15/22[1]		185,000	195,869

			21,408,213

Industrials—5.9%

Aerospace & Defense—1.1%

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20		2,126,000	2,280,135

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		17,625,000	17,691,094

Erickson, Inc., 8.25% Sec. Nts., 5/1/20		9,804,000	9,362,820

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21		12,010,000	13,000,825

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		5,965,000	6,457,112

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[1]		5,470,000	5,456,325

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[1]		6,510,000	6,526,275

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[1]		5,465,000	5,403,519

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22		7,700,000	7,623,000

			73,801,105

Air Freight & Couriers—0.5%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]		21,300,000	21,406,500

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Principal Amount	Value

Air Freight & Couriers (Continued)

Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]		$	560,000	$607,902

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]			9,365,000	10,231,262

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]			3,555,000	3,688,313

				35,933,977

Airlines—0.2%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]			3,580,000	3,808,225

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]			3,650,000	3,631,750

Gol LuxCo SA, 8.875% Sr. Unsec. Nts., 1/24/22[1]			1,515,000	1,493,032

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 7.125%, 10/22/23			4,169,005	4,836,046

				13,769,053

Building Products—0.1%

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21			8,615,000	9,304,200

Commercial Services & Supplies—1.2%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18			9,880,000	8,546,200

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]			9,720,000	9,817,200

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]			8,790,000	8,284,575
8.50% Sec. Nts., 9/15/22[1]			7,655,000	7,214,837

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]			11,130,000	11,825,625

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[1]			6,160,000	5,982,900

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21			5,895,000	6,499,238

Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20			3,055,000	3,200,113

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]			10,530,000	10,661,625

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]			10,630,000	9,832,750

				81,865,063

Construction & Engineering—0.1%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[1]			1,100,000	1,058,750

OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]			1,680,000	1,652,633

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL		3,985,000	1,477,433

				4,188,816

Electrical Equipment—0.1%

ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[1]			1,140,000	1,111,500

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22			7,945,000	7,428,575

				8,540,075

Industrial Conglomerates—0.1%

Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]			2,440,000	2,604,700

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]			3,105,000	2,961,648

				5,566,348

Machinery—1.1%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22			4,470,000	4,671,150

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]			6,595,000	6,430,125

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]			7,615,000	8,281,312

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Principal Amount	Value

Machinery (Continued)

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[1]		$	5,690,000	$5,796,688

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR		4,990,000	6,756,408

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20			7,105,000	7,673,400

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24			10,795,000	10,956,925

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21			6,225,000	6,403,969

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	EUR		5,504,611	7,410,010

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21			8,130,000	8,495,850

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18			5,745,000	6,071,747

				78,947,584

Marine—0.2%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]			8,975,000	8,975,000

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]			4,220,000	4,024,825

				12,999,825

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22			8,420,000	8,567,350

Road & Rail—0.4%

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]			2,870,000	3,106,517

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]			5,360,000	5,621,300

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR		1,915,000	2,445,468

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]			18,908,000	16,993,565

				28,166,850

Trading Companies & Distributors—0.6%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[1]			4,975,000	4,831,969

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21[6]			4,880,000	4,843,400
6.75% Sr. Unsec. Nts., 12/15/20			7,100,000	7,437,250

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20			11,120,000	11,592,600

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]			11,305,000	11,333,262

				40,038,481

Transportation Infrastructure—0.1%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]			5,060,000	5,699,078

Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]			2,170,000	2,257,716

				7,956,794

Information Technology—2.3%

Communications Equipment—0.4%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]			11,475,000	11,733,188

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]			10,745,000	10,509,953

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20			6,708,000	7,144,020

				29,387,161

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Principal Amount	Value

Electronic Equipment, Instruments, & Components—0.2%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		$	3,575,000	$3,776,094

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]			4,225,000	4,298,937

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1,6]			1,440,000	1,440,000

				9,515,031

Internet Software & Services—0.4%

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR		5,135,000	6,874,907

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20			11,145,000	11,484,922

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20			2,335,000	2,323,325

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22			4,470,000	4,313,550

Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[1]			3,615,000	3,658,695

				28,655,399

IT Services—0.5%

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[3]			1,775,000	1,781,656

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]			9,935,000	10,580,775
10.625% Sr. Unsec. Nts., 6/15/21			5,205,000	5,946,712

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]			5,845,000	5,983,819

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18			3,409,000	3,042,533

Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[1]			1,615,000	1,661,431

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]			4,101,000	4,403,449

				33,400,375

Semiconductors & Semiconductor Equipment—0.3%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]			10,115,000	10,292,013
8.05% Sr. Unsec. Nts., 2/1/20			1,288,000	1,371,720
10.75% Sr. Unsec. Nts., 8/1/20			5,779,000	6,429,137

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[1]			4,160,000	4,336,800

				22,429,670

Software—0.4%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]			7,950,000	7,910,250

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]			9,155,000	8,834,575

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]			7,325,000	7,228,859

				23,973,684

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]			9,130,000	9,415,313

Materials—3.4%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20			3,460,000	3,624,350

Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[1]			6,500,000	6,435,000

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20			3,715,000	3,752,150

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18			2,310,000	2,359,087

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]			4,605,000	4,610,756

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]			4,825,000	4,933,563

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Principal Amount	Value

Chemicals (Continued)

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		$	6,700,000	$5,996,500

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20			2,821,000	3,117,205

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]			3,870,000	4,121,550

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]			4,915,000	4,902,713

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19			4,104,000	4,329,720

				48,182,594

Construction Materials—0.3%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[3]			5,765,000	6,053,250

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[3]			280,000	289,800

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR		755,000	955,987
5.70% Sr. Sec. Nts., 1/11/25[1]			1,620,000	1,564,920

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]			2,010,000	1,949,700

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR		1,890,000	2,512,089
7.50% Sr. Unsec. Nts., 4/3/20	EUR		1,720,000	2,737,282
8.00% Sr. Unsec. Nts., 1/31/17	EUR		1,980,000	2,874,584

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR		1,490,000	2,094,136

				21,031,748

Containers & Packaging—0.9%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1]			5,670,000	5,457,375
6.75% Sr. Unsec. Nts., 1/31/21[1]			3,545,000	3,553,862

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]			1,714,412	1,740,128

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22			2,130,000	2,052,787

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[1]			5,700,000	5,757,000

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20			5,915,000	6,195,963

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]			2,160,000	2,041,200

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]			4,270,000	4,483,500

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23			2,695,000	2,560,250

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]			3,860,000	3,783,958

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19			4,766,000	4,956,640

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20			10,305,000	10,536,863

Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[1]			4,785,000	5,125,931

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]			3,865,000	3,961,625

				62,207,082

Metals & Mining—1.2%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18			8,520,000	8,615,850

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Principal Amount	Value

Metals & Mining (Continued)

Aleris International, Inc.: (Continued)
7.875% Sr. Unsec. Nts., 11/1/20		$	8,850,000	$8,850,000

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[1]			545,000	563,394

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]			4,260,000	4,281,300

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]			550,000	504,625

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]			2,600,000	2,665,000

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]			4,890,000	5,036,700
6.875% Sr. Unsec. Nts., 4/1/22[1]			5,065,000	5,172,631
8.25% Sr. Unsec. Nts., 11/1/19[1]			3,575,000	3,709,062

Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR		5,550,000	7,417,204
5.875% Sr. Sec. Nts., 5/31/20	EUR		320,000	427,659

Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[1]			4,422,000	4,472,597
4.95% Sr. Unsec. Nts., 11/15/21[1]			1,690,000	1,801,533

GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[1]			5,380,000	5,453,222

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]			5,050,000	5,119,437

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]			995,000	911,669

MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[1]			3,270,000	3,261,825

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20			4,470,000	4,799,662

Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[1]			1,700,000	1,640,500

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18			5,175,000	4,993,875

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]			2,850,000	3,056,625

				82,754,370

Paper & Forest Products—0.3%

Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24			2,170,000	2,145,587

Inversiones CMPC SA, 4.75% Sr. Unsec. Nts., 9/15/24[1]			2,960,000	2,949,676

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]			5,695,000	5,816,019

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]			5,190,000	5,397,600

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]			1,360,000	1,428,000

				17,736,882

Telecommunication Services—3.0%

Diversified Telecommunication Services—2.4%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]			21,310,000	22,029,212

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]			1,820,000	1,833,650

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]			6,385,000	6,720,212

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23			6,580,000	6,744,500
7.625% Sr. Unsec. Nts., 4/15/24			9,455,000	9,856,837

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21			8,845,000	9,055,069

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30			9,040,000	12,502,501

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,12]	EUR		6,815,000	9,088,425

Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[1]			1,780,000	1,757,750

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Principal Amount	Value

Diversified Telecommunication Services (Continued)

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20		$	13,700,000	$14,128,125

Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[1]			5,730,000	5,415,423
9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL		8,440,000	3,157,738

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38			14,623,000	16,523,990

Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR		3,780,000	5,384,627

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[2,12]	EUR		11,360,000	15,615,098

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21			8,025,000	8,135,344

Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]			940,000	919,447

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23			3,485,000	3,376,094
7.75% Sr. Unsec. Nts., 10/15/20			4,965,000	5,250,487
7.75% Sr. Unsec. Nts., 10/1/21			6,545,000	7,003,150

				164,497,679

Wireless Telecommunication Services—0.6%

America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN		42,300,000	3,081,130

Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[1]			2,610,000	2,793,483

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]			2,745,000	2,746,373

ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]			5,800,000	5,813,868

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]			2,340,000	2,439,450

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]			1,790,000	1,543,875

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20			3,880,000	3,967,300

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]			380,000	304,950

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]			5,115,000	5,338,781

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,12]	EUR		4,315,000	5,840,563

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB		60,400,000	1,448,602

Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB		40,700,000	1,026,340

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR		4,240,000	5,295,084

				41,639,799

Utilities—2.9%

Electric Utilities—1.3%

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]			4,045,000	4,214,364
6.00% Sr. Unsec. Nts., 2/2/18[1]			6,950,000	7,495,367

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,12]			5,990,000	6,102,312
5.625% Jr. Sub. Perpetual Bonds[1,2,12]			3,050,000	3,175,507

Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]			5,305,000	6,327,274
8.375% Sr. Unsec. Nts., 2/1/21[1]	COP		2,023,870,000	1,060,011

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[2]	EUR		860,000	1,085,897

Enel SpA, 5% Sub. Nts., 1/15/75[2]	EUR		7,450,000	9,806,530

Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[1]			6,450,000	6,796,688

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Electric Utilities (Continued)

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,12]	EUR	6,125,000	$8,324,518

Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]		1,675,000	1,820,725
7.25% Sr. Sec. Nts., 1/15/19[1]		9,130,000	10,271,250

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,911,125

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		11,000,000	11,522,500

Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[1]		3,095,000	3,187,850

			91,101,918

Gas Utilities—0.3%

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		4,880,000	5,236,240

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		5,011,000	4,923,307

Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	2,875,000	3,928,655

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,525,000	2,518,688

Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		4,645,000	4,668,225

			21,275,115

Independent Power and Renewable Electricity Producers—1.0%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,213,125

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,293,450

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		7,095,000	6,891,019
7.875% Sr. Sec. Nts., 1/15/23[1]		3,167,000	3,475,782

Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		2,930,000	2,919,845

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		5,080,000	5,351,780

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,392,187

Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	2,890,000	4,017,181

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		5,210,000	5,444,450

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	GBP	3,895,000	6,535,382

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	5,344,218

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[1]		4,960,000	5,111,900
6.25% Sr. Unsec. Nts., 5/1/24[1]		2,225,000	2,241,688
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,405,375

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]		5,365,000	6,853,788

			69,491,170

Multi-Utilities—0.3%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		5,070,000	4,905,225

National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	3,170,000	4,157,341

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Multi-Utilities (Continued)

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	7,950,000	$10,665,943

			19,728,509

Total Corporate Bonds and Notes (Cost $3,127,752,240)			3,068,247,049

		Shares

Preferred Stock—0.2%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg., 7%[1] (Cost $11,607,542)		12,104	12,175,867

Common Stocks—0.1%

American Media Operations, Inc.[13,15]		801,816	143,525

Arco Capital Corp. Ltd.[3,13]		2,494,716	—

Astana Finance JSC, ADR[3,13]		227,914	2,279

Nortek, Inc.[13]		86,282	6,428,009

Premier Holdings Ltd.[13]		1,088,661	—

Revel Entertainment, Inc.[13]		62,473	—

Wallace Theater Holdings, Inc.[3,13]		6,170	62

Total Common Stocks (Cost $35,684,314)			6,573,875

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[13] (Cost $24,912,707)		88,579	—

		Principal Amount

Structured Securities—0.8%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	196,587,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[1,8]		3,954,933	2,614,245
3.138% Sr. Sec. Nts., 4/30/25[1,8]		3,888,830	2,570,551
3.191% Sec. Nts., 4/30/25[1,8]		4,841,909	3,200,544
3.241% Sr. Sec. Nts., 4/30/25[1,8]		5,526,305	3,652,936
3.269% Sec. Nts., 4/30/25[1,8]		4,414,870	2,918,268
3.346% Sr. Sec. Nts., 4/30/25[1,8]		4,149,790	2,743,047
3.905% Sr. Sec. Nts., 4/30/25[1,8]		5,039,192	3,330,950
4.005% Sec. Nts., 4/30/25[1,8]		4,350,536	2,875,743
25.692% Sr. Sec. Nts., 12/31/17[3,14]	BRL	28,840,000	19,149,100

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[2,3]	MXN	1,803,555	125,183
Cl. 2B, 7.208%, 5/22/15[2,3]	MXN	3,155,364	219,011
Cl. 2C, 7.208%, 5/22/15[2,3]	MXN	47,575,229	3,302,158
Cl. 2D, 7.208%, 5/22/15[2,3]	MXN	3,467,217	240,657
Cl. 2E, 7.208%, 5/22/15[2,3]	MXN	2,518,999	174,842
Cl. 2F, 7.208%, 5/22/15[2,3]	MXN	1,608,758	111,663
Cl. 2G, 7.208%, 5/22/15[2,3]	MXN	296,268	20,564

Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	COP	4,753,000,000	2,869,340

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Structured Securities (Continued)

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,8]		$115,443	$—

Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	137,408,774	1,739,442

Total Structured Securities (Cost $71,855,564)			51,858,244

Short-Term Notes—3.7%

Federal Republic of Nigeria Treasury Bills:
12.456%, 4/9/15[8]	NGN	886,000,000	5,124,049
12.70%, 3/5/15[8]	NGN	278,000,000	1,622,448

Hungary Treasury Bills, 3.021%, 11/26/14[8]	HUF	7,520,000,000	30,427,373

Korea Monetary Stabilization Bonds:
Series 1411, 2.73%, 11/9/14	KRW	8,366,000,000	7,928,500
Series 1412, 2.72%, 12/9/14	KRW	13,664,000,000	12,961,940

United Mexican States Treasury Bills:
2.918%, 12/24/14[8]	MXN	142,400,000	10,530,104
3.235%, 12/11/14[8]	MXN	1,112,000,000	82,315,571
3.503%, 10/16/14[8]	MXN	1,127,000,000	83,795,034

United States Treasury Bills, 0.021%, 11/13/14[8]		23,330,000	23,329,420

Total Short-Term Notes (Cost $265,370,570)			258,034,439

Counterparty			Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.0%

BRL Currency Call[13]	GSG	BRL	2.288	12/12/14	BRL	42,455,000	72,174

BRL Currency Call[13]	GSG	BRL	2.214	10/6/14	BRL	298,822,500	—

BRL Currency Call[13]	GSG	JPY	44.000	8/25/16	BRL	64,272,727	418,912

CAD Currency Put[13]	TDB	CAD	1.108	10/8/14	CAD	77,560,000	871,619

CNH Currency Call[13]	JPM	CNH	6.147	10/16/14	CNH	26,050,000	938

CNH Currency Put[13]	JPM	CNH	6.153	1/12/16	CNH	172,000,000	885,456

Total Over-the-Counter Options Purchased (Cost $2,173,757)							2,249,099

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

Interest Rate Swap maturing 11/18/24 Call[13]	JPM	Receive	Six-Month EUR EURIBOR	2.798%	11/14/14	EUR	95,990	$839

Interest Rate Swap maturing 12/24/19 Call[13]	GSG	Pay	Three-Month USD BBA LIBOR	2.124	12/22/14	USD	93,800	505,006

Interest Rate Swap maturing 12/24/19 Call[13]	BAC	Receive	Three-Month USD BBA LIBOR	2.123	12/22/14	USD	93,800	507,849

Interest Rate Swap maturing 5/30/33 Call[13]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	4,350	282,792

Interest Rate Swap maturing 7/13/25 Call[13]	JPM	Receive	Three-Month USD BBA LIBOR	4.250	7/9/15	USD	34,200	137,200

Interest Rate Swap maturing 7/13/25 Call[13]	GSG	Receive	Three-Month USD BBA LIBOR	3.285	7/9/15	USD	32,481	420,394

Interest Rate Swap maturing 7/14/25 Call[13]	BOA	Receive	Three-Month USD BBA LIBOR	3.386	7/10/15	USD	35,080	377,261

Interest Rate Swap maturing 7/21/25 Call[13]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	57,110	331,390

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 7/21/25 Call[13]	GSG	Receive	Six-Month EUR EURIBOR	2.750%	7/17/15	EUR	130,220	$513,792

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,939,814)								3,076,523

	Shares

Investment Companies—11.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[15,16]	63,281,949	63,281,949

Oppenheimer Master Event-Linked Bond Fund, LLC[15]	11,333,398	163,106,318

Oppenheimer Master Loan Fund, LLC[15]	25,326,303	367,576,565

Oppenheimer Ultra-Short Duration Fund, Cl. Y15	16,857,724	168,914,391

Total Investment Companies (Cost $766,645,678)		762,879,223

Total Investments, at Value (Cost $7,219,169,547)	102.2%	7,067,885,669

Net Other Assets (Liabilities)	(2.2)	(151,402,106)

Net Assets	100.0%	$6,916,483,563

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,176,710,298 or 31.47% of the Fund’s net assets as of September 30, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $211,773,317, which represents 3.06% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16	4/28/10 - 4/5/11	$10,757,837	$10,508,125	$(249,712)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 4/14/14	6,629,055	6,430,125	(198,930)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	11/15/10 - 5/16/14	8,831,426	8,197,551	(633,875)
Astana Finance JSC, ADR	5/8/14	—	2,279	2,279
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13 - 5/1/14	8,043,732	7,910,250	(133,482)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13 - 11/25/13	9,814,070	9,817,200	3,130

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21	4/26/11	$5,713,461	$6,053,250	$339,789
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	293,763	289,800	(3,963)
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	1,770,562	1,781,656	11,094
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	12/11/13	3,565,000	3,582,825	17,825
Citigroup Mortgage Loan Trust, Inc., Collateralized Mtg. Obligations, Series 2014-8, Cl. 1A2, 0.446%, 7/20/36	7/11/14	1,364,048	1,362,159	(1,889)
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	4,270,000	4,483,500	213,500
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13	5,999,552	6,465,023	465,471
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 25.692% Sr. Sec. Nts., 12/31/17	9/19/07	13,791,895	19,149,100	5,357,205
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	173,895	125,183	(48,712)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	296,827	219,011	(77,816)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	4,615,780	3,302,158	(1,313,622)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	336,091	240,657	(95,434)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	244,584	174,842	(69,742)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	158,390	111,663	(46,727)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	27,913	20,564	(7,349)
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Cl. B3OC, 6.99%, 10/15/30	6/27/01	11,142,781	15,082,863	3,940,082
ICE EM CLO, Series 2007-1A, Cl. B, 2.031%, 8/15/22	11/6/07	19,335,213	19,408,200	72,987

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

ICE EM CLO, Series 2007-1A, Cl. C, 3.331%, 8/15/22	6/8/07	$17,780,000	$16,528,288	$(1,251,712)
ICE EM CLO, Series 2007-1A, Cl. D, 5.331%, 8/15/22	6/8/07	17,780,000	16,226,028	(1,553,972)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 5/12/14	6,713,597	6,535,382	(178,215)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,599	151,784	(1,690,815)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 - 12/6/13	6,164,672	6,242,250	77,578
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 3/15/13	5,422,166	5,621,300	199,134
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,613,235	3,777,100	163,865
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	545,319	(4,266,305)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	2,880,475	3,171,775	291,300
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	7/23/13 - 1/13/14	11,093,804	11,262,480	168,676
Wallace Theater Holdings, Inc.	3/28/13	62	62	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10 - 1/24/11	18,784,420	16,993,565	(1,790,855)

		$228,380,354	$211,773,317	$(16,607,037)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $18,071,050 or 0.26% of the Fund’s net assets as of September 30, 2014.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Consolidated Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $13,241,439. See Note 6 of the accompanying Consolidated Notes.

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $7,259,927. See Note 6 of the accompanying Consolidated Notes.

11. Interest or dividend is paid-in-kind, when applicable.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13. Non-income producing security.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2013	Additions	Reductions	2014

American Media Operations, Inc. (formerly American Media, Inc.)	801,816	—	—	801,816
Oppenheimer Institutional Money Market Fund, Cl. E	266,114,233	3,008,076,268	3,210,908,552	63,281,949
Oppenheimer Master Event-Linked Bond Fund, LLC	12,936,682	—	1,603,284	11,333,398
Oppenheimer Master Loan Fund, LLC	715,002	28,299,770	3,688,469	25,326,303
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	12,402,682	4,455,042	—	16,857,724

		Value	Income	Realized Gain

American Media Operations, Inc. (formerly American Media, Inc.)		$143,525	$—	$—
Oppenheimer Institutional Money Market Fund, Cl. E		63,281,949	129,690	—
Oppenheimer Master Event-Linked Bond Fund, LLC		163,106,318	11,751,289 [a]	1,239,388 [a]
Oppenheimer Master Loan Fund, LLC		367,576,565	14,246,688 [b]	2,176,683 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)		168,914,391	514,575	—

		$763,022,748	$26,642,242	$3,416,071

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

16.	Rate shown is the 7-day yield as of September 30, 2014.

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$4,305,763,840	60.9%
Brazil	326,052,689	4.6
Mexico	302,977,623	4.3
United Kingdom	152,137,053	2.2
Turkey	110,740,532	1.6
Indonesia	104,663,855	1.5
Greece	99,494,812	1.4
France	98,072,070	1.4
Netherlands	96,055,777	1.4
India	90,888,942	1.3
Canada	87,806,738	1.2
South Africa	79,350,999	1.1
Colombia	77,184,633	1.1
Russia	70,514,049	1.0
Hungary	64,462,060	0.9
Italy	62,831,465	0.9
Germany	55,614,462	0.8
Peru	55,380,052	0.8
Supranational	52,162,516	0.7
Israel	45,953,789	0.6
Luxembourg	43,830,441	0.6
Spain	42,357,387	0.6
China	40,445,070	0.6
Ireland	40,056,726	0.6
Chile	39,716,709	0.6
United Arab Emirates	39,033,831	0.6
Philippines	32,931,500	0.5
Romania	30,932,925	0.4
Australia	24,963,748	0.4
Portugal	24,230,444	0.3
Switzerland	22,662,176	0.3
Thailand	22,073,973	0.3
South Korea	20,890,441	0.3
Poland	18,036,349	0.3
Kazakhstan	17,248,317	0.2
Norway	16,932,238	0.2
Venezuela	15,861,527	0.2
Sri Lanka	14,896,150	0.2
Sweden	12,743,503	0.2
Ivory Coast	12,305,556	0.2
Denmark	12,059,028	0.2
Nigeria	11,833,662	0.2
Croatia	11,122,712	0.2
Dominican Republic	10,486,275	0.1
Panama	10,216,675	0.1
Uruguay	9,837,800	0.1
Morocco	9,578,911	0.1
Lithuania	9,298,969	0.1
Serbia	8,909,813	0.1
Angola	8,439,990	0.1
Japan	7,931,933	0.1
Ukraine	6,796,242	0.1
Lebanon	6,332,931	0.1

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent

Austria	$5,840,563	0.1%
Slovenia	5,719,750	0.1
Malaysia	5,583,582	0.1
Jersey, Channel Islands	5,377,469	0.1
Tanzania	4,660,163	0.1
Ecuador	4,629,350	0.1
Puerto Rico	4,393,463	0.1
Kenya	4,147,189	0.1
Paraguay	3,831,900	0.1
Belgium	3,777,100	0.1
Latvia	3,677,421	0.1
Trinidad	3,353,858	0.0
Gabon	3,317,000	0.0
Saudi Arabia	3,187,850	0.0
Jamaica	2,746,372	0.0
Azerbaijan	2,700,875	0.0
Barbados	2,452,812	0.0
Senegal	2,416,025	0.0
Hong Kong	1,128,600	0.0
Zambia	956,025	0.0
China Offshore	886,394	0.0

Total	$7,067,885,669	100.0%

Forward Currency Exchange Contracts as of September 30, 2014

			Currency
	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	10/2014	BRL	252,830	USD	109,591	$22,942	$6,323,274
BAC	12/2014	HUF	1,801,000	USD	7,613	—	302,522
BAC	10/2014	IDR	78,939,000	USD	6,656	—	189,657
BAC	10/2014	MXN	55,500	USD	4,191	—	60,466
BAC	02/2015	MYR	37,015	USD	11,498	—	331,434
BAC	11/2014	RUB	82,100	USD	2,229	—	169,505
BAC	11/2014	TRY	1,380	USD	629	—	27,866
BAC	10/2014 - 04/2015	USD	159,637	BRL	392,865	1,794,219	858,645
BAC	12/2014	USD	151,397	EUR	111,400	10,629,370	—
BAC	11/2014	USD	5,256	IDR	62,573,000	207,850	—
BAC	10/2014	USD	3,293	MYR	10,830	98	—
BAC	12/2014	USD	4,317	NOK	26,770	159,877	—
BAC	10/2014 - 11/2014	USD	38,428	RUB	1,488,800	1,085,127	1,838
BAC	10/2014	USD	39,721	THB	1,283,000	190,680	—
BAC	11/2014	USD	17,620	TRY	39,200	557,698	—
BNP	12/2014	USD	21,220	PLN	69,450	310,374	—
BNP	10/2014	USD	26,695	TRY	60,020	469,497	—
BOA	10/2014 - 01/2015	BRL	39,410	USD	16,483	10,834	596,334
BOA	11/2014	COP	95,430,000	USD	50,657	—	3,667,726
BOA	12/2014	EUR	6,255	USD	8,310	—	405,774
BOA	12/2014	GBP	27,815	USD	46,679	—	1,611,883
BOA	10/2014 - 11/2014	IDR	143,570,000	USD	11,961	19,530	349,423
BOA	10/2014 - 11/2014	INR	2,639,000	USD	42,737	—	292,863
BOA	02/2015	KRW	24,426,000	USD	23,772	—	761,540
BOA	12/2014	THB	574,000	USD	17,729	—	90,649
BOA	10/2014 - 01/2015	USD	19,525	BRL	47,000	617,542	11,835
BOA	10/2014 - 11/2014	USD	54,455	COP	107,684,000	1,397,820	—

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	01/2015	USD	2,384	EUR	1,750	$171,572	$—
BOA	12/2014	USD	5,930	HUF	1,426,000	141,216	—
BOA	10/2014 - 11/2014	USD	77,797	IDR	947,332,000	1,314,784	15,858
BOA	10/2014 - 11/2014	USD	100,961	INR	6,218,500	1,011,500	28,361
BOA	12/2014	USD	9,662	PEN	28,050	83,164	—
BOA	01/2015	USD	10,379	PHP	452,000	355,591	—
BOA	11/2014	USD	3,915	TRY	8,560	188,895	—
CITNA-B	10/2014	COP	5,863,000	USD	2,951	—	59,276
CITNA-B	10/2014	MXN	97,700	USD	7,520	—	248,610
CITNA-B	11/2014	TRY	21,150	USD	9,268	—	62,206
CITNA-B	10/2014	USD	19,064	COP	37,899,000	368,773	—
CITNA-B	12/2014	USD	980	EUR	755	25,943	—
CITNA-B	02/2015	USD	2,395	HUF	570,000	83,846	—
CITNA-B	12/2014	USD	20,658	PLN	67,500	335,118	—
CITNA-B	02/2015	USD	3,608	TRY	8,130	166,820	—
CITNA-B	12/2014	USD	5,543	ZAR	60,490	239,115	—
CITNA-B	12/2014	ZAR	171,760	USD	15,740	—	680,712
DEU	10/2014	MXN	10,320	USD	765	3,123	—
DEU	11/2014	TRY	77,515	USD	35,293	—	1,552,030
DEU	12/2014	USD	176,951	EUR	129,835	12,889,311	—
DEU	12/2014	USD	161,451	GBP	94,430	8,452,546	—
DEU	12/2014	USD	31,377	HUF	7,630,000	404,030	—
DEU	12/2014	USD	28,663	JPY	2,920,000	2,025,205	—
DEU	10/2014 - 02/2015	USD	51,298	TRY	115,115	1,174,469	—
DEU	12/2014	USD	24,902	ZAR	278,550	479,672	—
GSCO-OT	10/2014 - 01/2015	BRL	269,220	USD	110,700	82,140	1,648,791
GSCO-OT	10/2014 - 01/2015	USD	224,163	BRL	539,430	8,089,128	262,573
GSCO-OT	12/2014	USD	46,077	JPY	4,922,450	1,161,304	—
GSCO-OT	10/2014	USD	1,495	MXN	20,220	—	10,409
JPM	10/2014	BRL	26,050	USD	10,628	14,112	—
JPM	01/2016	CNH	171,900	USD	27,953	—	865,102
JPM	12/2014	EUR	36,880	USD	48,919	—	2,316,975
JPM	12/2014	HUF	3,850,800	USD	16,184	—	552,128
JPM	11/2014	IDR	298,476,000	USD	24,867	—	786,752
JPM	10/2014	INR	437,000	USD	7,053	1,334	—
JPM	10/2014	MXN	64,000	USD	4,844	—	80,395
JPM	10/2014 - 02/2015	MYR	212,685	USD	66,036	—	1,665,010
JPM	11/2014	PEN	105,970	USD	37,281	—	876,890
JPM	12/2014	PLN	138,780	USD	43,379	—	1,595,712
JPM	10/2014	RON	16,380	USD	5,066	—	378,233
JPM	10/2014	USD	10,284	BRL	26,050	—	358,179
JPM	10/2014	USD	3,500	COP	7,091,000	2,097	—
JPM	12/2014	USD	106,083	EUR	78,115	7,374,484	—
JPM	10/2014	USD	6,189	IDR	73,828,000	141,626	—
JPM	10/2014	USD	8,572	ILS	30,690	237,746	—
JPM	10/2014	USD	7,093	INR	437,000	38,444	—
JPM	02/2015	USD	4,289	KRW	4,561,000	—	8,264
JPM	11/2014	USD	37,022	PEN	105,970	618,052	—
JPM	01/2015	USD	22	PHP	1,000	1	—
JPM	10/2014	USD	18,678	RON	64,095	332,746	—
JPM	11/2014	USD	3,160	RUB	121,200	119,781	—

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)

			Currency
	Settlement		Purchased		Currency	Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		Sold (000’s)	Appreciation	Depreciation

JPM	12/2014	ZAR	51,340	USD	4,633	$—	$131,849
MSCO	10/2014	COP	8,607,000	USD	4,282	—	36,362
MSCO	10/2014	MXN	110,600	USD	8,399	5,372	172,255
MSCO	10/2014	USD	1,487	COP	3,027,000	—	5,808
MSCO	12/2014 - 03/2015	USD	186,343	EUR	139,625	9,853,313	—
MSCO	11/2014	USD	32,991	HUF	7,520,000	2,459,324	—
MSCO	10/2014 - 12/2014	USD	189,976	MXN	2,522,100	2,778,551	—
MSCO	12/2014	USD	9,282	ZAR	103,300	225,035	—
MSCO	12/2014	ZAR	35,130	USD	3,160	—	80,230
RBS	12/2014	USD	18,410	JPY	2,005,000	115,177	—
TDB	10/2014 - 11/2014	BRL	61,440	USD	25,284	6,934	214,181
TDB	10/2014 - 04/2015	USD	42,467	BRL	104,320	416,934	24,084
TDB	12/2014	USD	34,630	CAD	38,280	502,281	—
TDB	11/2014	USD	3,965	COP	7,652,000	197,194	—
TDB	12/2014	USD	13,957	EUR	10,320	916,006	—
TDB	11/2014	USD	12,721	IDR	154,751,000	235,823	—
TDB	10/2014	USD	77,327	MXN	1,025,000	1,035,185	—
TDB	10/2014	USD	1,394	RUB	55,100	7,146	—
TDB	11/2014	USD	6,738	TRY	14,910	247,741	—
TDB	12/2014	USD	37,495	ZAR	415,845	1,035,753	—

Total Unrealized Appreciation and Depreciation						$85,638,915	$30,770,469

Futures Contracts as of September 30, 2014

						Unrealized
			Expiration	Number of		Appreciation
Description	Exchange	Buy/Sell	Date	Contracts	Value	(Depreciation)

Euro-Bundesobligation	EUX	Sell	12/8/14	1,010	$190,969,368	$(1,924,198)
United States Treasury Long Bonds	CBT	Sell	12/19/14	397	54,748,781	237,464
United States Treasury Long Bonds	CBT	Buy	12/19/14	402	55,438,313	(249,589)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/14	389	85,130,223	(16,515)
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	368	80,534,504	1,655
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	355	44,247,424	261,584
United States Treasury Nts., 10 yr.	CBT	Buy	12/19/14	2,424	302,128,887	(1,668,832)
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	806	122,915,000	(47,649)

						$(3,406,080)

Over-the-Counter Options Written at September 30, 2014

		Exercise	Expiration			Premiums
Description	Counterparty	Price	Date	Number of Contracts		Received	Value

BRL Currency Put	GSG JPY	28.000	8/25/16	BRL	(64,285,714)	$581,371	$(720,182)

BRL Currency Put	GSG BRL	2.522	12/12/14	BRL	(46,805,000)	168,884	(484,479)

CAD Currency Call	TDB CAD	1.083	10/8/14	CAD	(75,775,000)	164,500	(530)

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)

			Exercise	Expiration		Number of	Premiums
Description	Counterparty		Price	Date		Contracts	Received	Value

IDR Currency Put	BAC	IDR	12130.000	11/12/14	IDR	(206,800,000,000)	$187,535	$(413,600)

IDR Currency Put	BOA	IDR	12140.000	11/11/14	IDR	(207,000,000,000)	192,336	(414,000)

JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(1,432,000,000)	423,926	(14,320)

Republic of Portugal Bonds Put	JPM	EUR	112.410	12/19/14	EUR	(23,000,000)	198,226	(195,159)

Republic of Portugal Bonds Put	JPM	EUR	118.600	12/19/14	EUR	(23,000,000)	369,826	(357,462)

Total Over-the-Counter Options Written							$2,286,604	$(2,599,732)

Over-the-Counter Credit Default Swaps at September 30, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17 EUR	470	$(223)	$45,918

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	470	(223)	45,918

Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	900	(3,420)	83,960

Bolivarian Republic of Venezuela	FIB	Buy	5.000	6/20/19 USD	6,520	(1,214,228)	2,319,777

Republic of Ireland	GSG	Buy	1.000	3/20/18 EUR	2,080	(77,551)	(52,744)

Republic of Ireland	GSG	Buy	1.000	3/20/18 USD	2,365	(99,348)	(47,738)

Republic of Italy	GSG	Sell	1.000	3/20/23 USD	2,340	374,113	(117,340)

State Bank of India	BNP	Sell	1.000	9/20/19 USD	5,225	215,578	(174,671)

Total Over-the-Counter Credit Default Swaps						$(805,302)	$2,103,080

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB to BBB-
Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Investment Grade Sovereign Debt	$2,340,000		$—		BBB

Total USD	$7,565,000		$—

Total EUR	1,840,000	EUR	—	EUR

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Currency Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six-Month USD BBA LIBOR	7.100%	1/21/19	INR 429,250	USD 6,997	$325,108

GSG	Pay	Six-Month USD BBA LIBOR	7.210	1/13/19	INR 434,500	USD 6,989	499,092

GSG	Pay	Six-Month USD BBA LIBOR	7.100	1/15/19	INR 432,750	USD 6,988	438,638

Total Over-the-Counter Currency Swaps							$1,262,838

Cleared Interest Rate Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

		Three-Month USD
BAC	Receive	BBA LIBOR	2.702%	6/18/24	USD 7,800	$(111,524)

		Three-Month USD
GSG	Receive	BBA LIBOR	2.695	6/19/24	USD 7,740	(105,135)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.570	8/15/24	USD 6,250	20,253

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.847	8/29/24	PLN 23,700	(18,028)

JPM	Pay	MXN TIIE BANXICO	6.070	8/1/24	MXN 90,900	(144,617)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.550	8/12/24	USD 6,260	29,934

JPM	Pay	MXN TIIE BANXICO	6.090	7/29/24	MXN 93,900	(136,475)

Total Cleared Interest Rate Swaps						$(465,592)

Over-the-Counter Interest Rate Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BOA	Pay	BZDI	11.920%	7/1/16	BRL 263,300	$(354,989)

		Three-Month MYR
BOA	Pay	KLIBOR	4.510	6/17/24	MYR 25,900	170,318

GSG	Pay	BZDI	10.850	1/4/16	BRL 48,640	(213,789)

GSG	Pay	BZDI	12.200	7/1/16	BRL 178,800	(167,354)

GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN 379,900	(7,974)

		Three-Month MYR
GSG	Pay	KLIBOR	4.515	6/17/24	MYR 25,770	172,618

JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN 377,100	(2,498)

JPM	Pay	BZDI	11.750	7/1/16	BRL 114,400	(213,437)

JPM	Pay	BZDI	11.580	7/1/16	BRL 132,000	(244,317)

Total Over-the-Counter Interest Rate Swaps						$(861,422)

Over-the-Counter Credit Default Swaptions Written at September 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000%	10/15/14	EUR 34,500	$245,584	$(162,191)

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at September 30, 2014
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 12/24/19 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.373%	12/22/14	USD 93,800	$244,818	$(178,966)

Interest Rate Swap maturing 12/24/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.873	12/22/14	USD 93,800	188,538	(202,654)

Interest Rate Swap maturing 10/6/24 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.690	10/2/14	USD 90,990	500,445	(312,097)

Interest Rate Swap maturing 12/24/19 Call	GSG	Receive	Three-Month USD BBA LIBOR	1.874	12/22/14	USD 93,800	189,945	(204,488)

Interest Rate Swap maturing 12/24/19 Call	GSG	Pay	Three-Month USD BBA LIBOR	2.374	12/22/14	USD 93,800	246,225	(177,740)

Interest Rate Swap maturing 1/27/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380	1/23/15	PLN 192,400	187,927	(48,297)

Interest Rate Swap maturing 11/21/19 Call	GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.450	11/21/14	ZAR 105,400	88,961	(139,962)

Interest Rate Swap maturing 1/28/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/26/15	PLN 192,200	204,501	(30,811)

Interest Rate Swap maturing 1/29/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.380	1/27/15	PLN 192,400	188,867	(50,822)

Interest Rate Swap maturing 1/26/17 Call	GSG	Pay	Six-Month PLN WIBOR WIBO	2.507	1/22/15	PLN 192,200	203,251	(28,792)

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap maturing 7/21/25 Call	UBS	Receive	Six-Month EUR EURIBOR	1.421	7/17/15	EUR 57,110	$926,416	$ (1,653,322)

Total Over-the-Counter Interest Rate Swaptions Written							$3,169,894	$ (3,027,951)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series
21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $6,429,122,845)	$6,304,862,921
Affiliated companies (cost $790,046,702)	763,022,748

7,067,885,669

Cash	38,598,100

Cash—foreign currencies (cost $44,946)	41,841

Cash used for collateral on centrally cleared swaps	2,789,072

Unrealized appreciation on foreign currency exchange contracts	85,638,915

Swaps, at value (premiums paid $1,218,094)	4,101,347

Centrally cleared swaps, at value	50,187

Receivables and other assets:
Interest, dividends and principal paydowns	78,135,612
Investments sold (including $47,394,437 sold on a when-issued or delayed delivery basis)	75,818,444
Shares of beneficial interest sold	1,269,216
Variation margin receivable	1,263,102
Other	401,669

Total assets	7,355,993,174

Liabilities
Unrealized depreciation on foreign currency exchange contracts	30,770,469

Options written, at value (premiums received $2,286,604)	2,599,732

Swaps, at value (net premiums received $412,792)	1,596,851

Centrally cleared swaps, at value	515,779

Swaptions written, at value (premiums received $3,415,478)	3,190,142

Payables and other liabilities:
Investments purchased (including $341,726,223 purchased on a when-issued or delayed delivery basis)	381,535,206
Shares of beneficial interest redeemed	12,056,372
Dividends	4,197,643
Distribution and service plan fees	1,300,511
Variation margin payable	816,243
Trustees’ compensation	332,290
Shareholder communications	102,342
Other	496,031

Total liabilities	439,509,611

Net Assets	$6,916,483,563

Composition of Net Assets
Par value of shares of beneficial interest	$1,675,870

Additional paid-in capital	7,710,432,814

Accumulated net investment loss	(45,383,433)

Accumulated net realized loss on investments and foreign currency transactions	(650,702,503)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(99,539,185)

Net Assets	$6,916,483,563

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,774,652,061 and 1,156,460,863 shares of beneficial interest outstanding)	$4.13
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.34

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $122,338,465 and 29,527,943 shares of beneficial interest outstanding)	$4.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,156,140,112 and 280,590,245 shares of beneficial interest outstanding)	$4.12

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $119,074,173 and 28,958,494 shares of beneficial interest outstanding)	$4.11

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $185,990,709 and 45,018,011 shares of beneficial interest outstanding)	$4.13

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $558,288,043 and 135,314,483 shares of beneficial interest outstanding)	$4.13

See accompanying Notes to Consolidated Financial Statements.

67      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2014

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$11,748,447
Dividends	2,842
Net expenses	(717,016)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	11,034,273

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	14,060,543
Dividends	186,145
Net expenses	(893,646)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	13,353,042

Total allocation of net investment income from master funds	24,387,315

Investment Income
Interest (net of foreign withholding taxes of $1,267,163)	371,128,100

Fee income on when-issued securities	8,996,919

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $238,761)	1,413,625
Affiliated companies	644,265

Total investment income	382,182,909

Expenses
Management fees	38,431,164

Distribution and service plan fees:
Class A	12,593,777
Class B	1,608,655
Class C	12,355,406
Class R2	979,139

Transfer and shareholder servicing agent fees:
Class A	9,924,153
Class B	401,005
Class C	2,340,432
Class I	32,789
Class R2	467,503
Class Y	1,071,329

Shareholder communications:
Class A	472,615
Class B	40,755
Class C	109,789
Class I	264
Class R2	13,262
Class Y	14,803

Custodian fees and expenses	723,204

Trustees’ compensation	169,366

Other	525,815

Total expenses	82,275,225

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses Continued
Less waivers and reimbursements of expenses	$(2,169,793)

Net expenses	80,105,432

Net Investment Income	326,464,792

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $15,543)	(15,131,240)
Closing and expiration of option contracts written	9,314,590
Closing and expiration of futures contracts	15,427,956
Foreign currency transactions	(95,576,400)
Swap contracts	(11,264,246)
Closing and expiration of swaption contracts written	6,314,178

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,239,388
Oppenheimer Master Loan Fund, LLC	2,176,683

Net realized loss	(87,499,091)

Net change in unrealized appreciation/depreciation on:
Investments	60,456,589
Translation of assets and liabilities denominated in foreign currencies	41,929,891
Futures contracts	(2,316,382)
Option contracts written	(2,966,862)
Swap contracts	6,101,584
Swaption contracts written	8,287,079

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,311,214)
Oppenheimer Master Loan Fund, LLC	(9,506,331)

Net change in unrealized appreciation/depreciation	99,674,354

Net Increase in Net Assets Resulting from Operations	$338,640,055

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

69      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations
Net investment income	$326,464,792	$469,851,690

Net realized loss	(87,499,091)	(252,171,672)

Net change in unrealized appreciation/depreciation	99,674,354	(122,558,005)

Net increase in net assets resulting from operations	338,640,055	95,122,013

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(176,707,269)	(254,192,723)
Class B	(4,488,345)	(8,625,849)
Class C	(35,243,684)	(53,343,001)
Class I	(4,077,684)	(3,302,056)
Class R1	(6,273,422)	(8,876,327)
Class Y	(19,216,593)	(29,124,765)

	(246,006,997)	(357,464,721)

Tax return of capital distribution:
Class A	(57,344,030)	(76,629,049)
Class B	(1,456,532)	(2,600,352)
Class C	(1,437,078)	(16,080,805)
Class I	(1,323,267)	(995,439)
Class R1	(2,035,815)	(2,675,862)
Class Y	(16,236,058)	(8,779,964)

	(79,832,780)	(107,761,471)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(834,953,045)	(419,396,363)
Class B	(83,663,145)	(67,890,278)
Class C	(183,247,959)	(121,974,759)
Class I	31,512,160	40,385,383
Class R1	(22,838,150)	(20,696,374)
Class Y	(14,482,089)	(128,590,213)

	(1,107,672,228)	(718,162,604)

Net Assets
Total decrease	(1,094,871,950)	(1,088,266,783)

Beginning of period	8,011,355,513	9,099,622,296

End of period (including accumulated net investment income (loss) of $(45,383,433) and $1,024,562, respectively)	$6,916,483,563	$8,011,355,513

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

70      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.30	$4.05	$4.32	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.19	0.23	0.25	0.27	0.28
Net realized and unrealized gain (loss)	0.00[3]	(0.17)	0.25	(0.28)	0.40

Total from investment operations	0.19	0.06	0.50	(0.01)	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.18)	(0.24)	(0.26)	(0.27)
Tax return of capital distribution	(0.05)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.23)	(0.25)	(0.26)	(0.27)

Net asset value, end of period	$4.13	$4.13	$4.30	$4.05	$4.32

Total Return, at Net Asset Value[4]	4.62%	1.30%	12.61%	(0.31)%	18.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,774,652	$5,599,883	$6,276,192	$5,857,280	$6,368,118

Average net assets (in thousands)	$5,171,641	$6,198,248	$5,865,852	$6,278,335	$6,047,257

Ratios to average net assets:[5,6]
Net investment income	4.53%	5.39%	5.99%	6.23%	6.91%
Expenses excluding interest and fees from borrowings	1.00%	0.96%	0.98%	0.97%	0.99%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.00%	0.96%	0.98%	0.97%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.93%	0.93%	0.92%	1.23%

Portfolio turnover rate[9]	93%	95%	74%	53%	94%

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%
Year Ended September 30, 2010	1.27%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011		Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.14	$4.32	$4.06	$4.33		$3.93

Income (loss) from investment operations:
Net investment income[2]	0.16	0.19	0.21	0.23		0.24
Net realized and unrealized gain (loss)	(0.01)	(0.18)	0.26	(0.28)		0.40

Total from investment operations	0.15	0.01	0.47	(0.05)		0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.15)	(0.20)	(0.22)		(0.24)
Tax return of capital distribution	(0.03)	(0.04)	(0.01)	0.00		0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.19)	(0.21)	(0.22)		(0.24)

Net asset value, end of period	$4.14	$4.14	$4.32	$4.06		$4.33

Total Return, at Net Asset Value[3]	3.76%	0.15%	11.84%	(1.21)%		16.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,339	$205,204	$282,504	$284,757		$342,069

Average net assets (in thousands)	$160,934	$252,333	$272,336	$320,622		$331,317

Ratios to average net assets:[4,5]
Net investment income	3.71%	4.50%	5.08%	5.31%		5.96%
Expenses excluding interest and fees from borrowings	1.83%	1.87%	1.89%	1.89%		1.93%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%	[6]	0.28%

Total expenses[7]	1.83%	1.87%	1.89%	1.89%		2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.84%	1.84%	1.84%		2.17%

Portfolio turnover rate[8]	93%	95%	74%	53%		94%

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%
Year Ended September 30, 2010	2.21%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

74      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.12	$4.30	$4.04	$4.31	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.16	0.20	0.22	0.24	0.25
Net realized and unrealized gain (loss)	0.00[3]	(0.18)	0.26	(0.28)	0.39

Total from investment operations	0.16	0.02	0.48	(0.04)	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.15)	(0.21)	(0.23)	(0.24)
Tax return of capital distribution	(0.04)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.16)	(0.20)	(0.22)	(0.23)	(0.24)

Net asset value, end of period	$4.12	$4.12	$4.30	$4.04	$4.31

Total Return, at Net Asset Value[4]	3.84%	0.30%	12.05%	(1.08)%	17.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,156,140	$1,337,248	$1,522,039	$1,384,378	$1,448,886

Average net assets (in thousands)	$1,236,681	$1,510,477	$1,411,513	$1,453,972	$1,330,764

Ratios to average net assets:[5,6]
Net investment income	3.78%	4.65%	5.24%	5.48%	6.15%
Expenses excluding interest and fees from borrowings	1.76%	1.71%	1.73%	1.73%	1.75%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.76%	1.71%	1.73%	1.73%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.68%	1.68%	1.68%	1.99%

Portfolio turnover rate[9]	93%	95%	74%	53%	94%

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%
Year Ended September 30, 2010	2.03%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.11	$4.29	$4.17

Income (loss) from investment operations:
Net investment income[3]	0.20	0.24	0.18
Net realized and unrealized gain (loss)	0.00[4]	(0.18)	0.11

Total from investment operations	0.20	0.06	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.20)	(0.24)	(0.17)

Net asset value, end of period	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,074	$87,639	$51,011

Average net assets (in thousands)	$109,381	$76,202	$17,870

Ratios to average net assets:[6,7]
Net investment income	4.93%	5.69%	6.37%
Expenses excluding interest and fees from borrowings	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%	0.00%	0.00%

Total expenses[8]	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.57%	0.60%

Portfolio turnover rate[9]	93%	95%	74%

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

78      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.31	$4.05	$4.32	$3.92

Income (loss) from investment operations:
Net investment income[2]	0.18	0.22	0.23	0.25	0.26
Net realized and unrealized gain (loss)	0.00[3]	(0.19)	0.26	(0.28)	0.40

Total from investment operations	0.18	0.03	0.49	(0.03)	0.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.16)	(0.22)	(0.24)	(0.26)
Tax return of capital distribution	(0.04)	(0.05)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.21)	(0.23)	(0.24)	(0.26)

Net asset value, end of period	$4.13	$4.13	$4.31	$4.05	$4.32

Total Return, at Net Asset Value[4]	4.31%	0.68%	12.42%	(0.73)%	17.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$185,991	$208,523	$238,666	$225,889	$230,532

Average net assets (in thousands)	$196,503	$233,104	$229,983	$237,655	$202,619

Ratios to average net assets:[5,6]
Net investment income	4.24%	5.01%	5.59%	5.81%	6.45%
Expenses excluding interest and fees from borrowings	1.30%	1.34%	1.38%	1.39%	1.44%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[7]	0.28%

Total expenses[8]	1.30%	1.34%	1.38%	1.39%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.31%	1.33%	1.34%	1.68%

Portfolio turnover rate[9]	93%	95%	74%	53%	94%

79      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%
Year Ended September 30, 2010	1.72%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

80      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$4.12	$4.30	$4.05	$4.31	$3.91

Income (loss) from investment operations:
Net investment income[2]	0.20	0.24	0.26	0.28	0.29
Net realized and unrealized gain (loss)	0.01	(0.18)	0.25	(0.27)	0.39

Total from investment operations	0.21	0.06	0.51	0.01	0.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.18)	(0.25)	(0.27)	(0.28)
Tax return of capital distribution	(0.05)	(0.06)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.24)	(0.26)	(0.27)	(0.28)

Net asset value, end of period	$4.13	$4.12	$4.30	$4.05	$4.31

Total Return, at Net Asset Value[3]	5.13%	1.30%	12.82%	0.13%	18.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$558,288	$572,859	$729,210	$706,842	$666,015

Average net assets (in thousands)	$533,576	$678,607	$729,460	$718,536	$545,045

Ratios to average net assets:[4,5]
Net investment income	4.78%	5.64%	6.17%	6.44%	7.08%
Expenses excluding interest and fees from borrowings	0.76%	0.72%	0.79%	0.77%	0.85%
Interest and fees from borrowings	0.00%	0.00%	0.00%	0.00%[6]	0.28%

Total expenses[7]	0.76%	0.72%	0.79%	0.77%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.69%	0.74%	0.72%	1.05%

Portfolio turnover rate[8]	93%	95%	74%	53%	94%

81      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%
Year Ended September 30, 2011	0.77%
Year Ended September 30, 2010	1.13%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826
Year Ended September 30, 2010	$2,754,184,019	$2,975,421,694

See accompanying Notes to Consolidated Financial Statements.

82  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$341,726,223
Sold securities	47,394,437

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

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1. Significant Accounting Policies (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$89,008,259
Market Value	$14,014,123
Market value as % of Net Assets	0.20%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold and other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2014, the Fund owned 15,000 shares with a market value of $1,353,446.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund can redeem shares of the Master Funds daily at the net asset value per share.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies,

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1. Significant Accounting Policies (Continued)

exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$612,510,437	$134,581,746

1. As of September 30, 2014, the Fund had $612,202,498 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	237,182,129

Total	$612,202,498

Of these losses, $29,916,437 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from September 30, 2016 to September 30, 2017.

Of these losses, $7,862,614 are subject to Sec. 382 loss limitation rules resulting from merger activity. These losses will become available at September 30, 2015 and do not have expiration dates associated with them.

2. The Fund had $307,939 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2014, the Fund utilized $40,772,584 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 30, 2013, the Fund utilized $12,593,017 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

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1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$58,158,656	$47,033,010	$105,191,666

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013

Distributions paid from:
Ordinary income	$246,006,997	$357,464,271
Return of capital	79,832,780	107,761,471

Total	$325,839,777	$465,226,192

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,195,712,769
Federal tax cost of other investments	252,165,920

Total federal tax cost	$7,447,878,689

Gross unrealized appreciation	$156,856,984
Gross unrealized depreciation	(291,438,730)

Net unrealized depreciation	$(134,581,746)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

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2. Securities Valuation (Continued)

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

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2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$124,099,457	$57,539,985	$181,639,442
Mortgage-Backed Obligations	—	1,125,969,391	15,758,048	1,141,727,439
U.S. Government Obligations	—	219,780,642	—	219,780,642
Foreign Government Obligations	—	1,071,684,930	—	1,071,684,930
Corporate Loans	—	286,769,601	1,189,296	287,958,897
Corporate Bonds and Notes	—	3,056,777,674	11,469,375	3,068,247,049
Preferred Stock	—	12,175,867	—	12,175,867
Common Stocks	6,428,009	143,525	2,341	6,573,875
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	26,775,624	25,082,620	51,858,244
Short-Term Notes	—	258,034,439	—	258,034,439
Over-the-Counter Options
Purchased	—	2,249,099	—	2,249,099
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,076,523	—	3,076,523
Investment Companies	232,196,340	530,682,883	—	762,879,223
Total Investments, at Value	238,624,349	6,718,219,655	111,041,665	7,067,885,669

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$4,101,347	$—	$4,101,347
Centrally cleared swaps, at value	—	50,187	—	50,187
Futures contracts	500,703	—	—	500,703
Foreign currency exchange contracts	—	85,638,915	—	85,638,915

Total Assets	$239,125,052	$6,808,010,104	$111,041,665	$7,158,176,821

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,596,851)	$—	$(1,596,851)
Centrally cleared swaps, at value	—	(515,779)	—	(515,779)
Options written, at value	—	(2,599,732)	—	(2,599,732)
Futures contracts	(3,906,783)	—	—	(3,906,783)
Foreign currency exchange contracts	—	(30,770,469)	—	(30,770,469)
Swaptions written, at value	—	(3,190,142)	—	(3,190,142)

Total Liabilities	$(3,906,783)	$(38,672,973)	$—	$(42,579,756)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*

Assets Table Investments, at Value:
Mortgage-Backed Securities	$727,810	$(30,603)	$30,603	$(727,810)
Corporate Loans	—	(4,533,339)	4,533,339	—
Corporate Bonds and Notes	—	(1,541,313)	1,541,313	—

Total Assets	$727,810	$(6,105,255)	$6,105,255	$(727,810)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

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2. Securities Valuation (Continued)

Assets Table	Value as of September 30, 2013	Realized Gain (Loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/discount[a]	Purchase

Investments, at Value:
Asset-Backed Securities	$49,134,400	$17,518	$2,789,403	$523,211	$5,203,377
Mortgage-Backed Obligations	17,187,414	208,236	(1,166,783)	226,388	—
Corporate Loans	15,236,325	1,627,813	(7,185,681)	—	—
Corporate Bonds and Notes	20,239,353	(787,008)	(1,170,784)	663	—
Common Stocks	1,766,530	(2,048,703)	389,292	—	—
Structured Securities	36,850,667	(5,517,819)	5,113,904	561,067	—

Total Assets	$140,414,689	$(6,499,963)	$(1,230,649)	$1,311,329	$5,203,377

a. Included in net investment income.

Assets Table (Continued)	Sales	Transfer into Level 3	Transfers out of Level 3	Value as of March 31, 2014

Investments, at Value:
Asset-Backed Securities	$(127,924)	$—	$—	$57,539,985
Mortgage-Backed Obligations	—	30,603	(727,810)	15,758,048
Corporate Loans	(13,022,500)	4,533,339	—	1,189,296
Corporate Bonds and Notes	(8,354,162)	1,541,313	—	11,469,375
Common Stocks	(104,778)	—	—	2,341
Structured Securities	(11,925,199)	—	—	25,082,620

Total Assets	$(33,534,563)	$6,105,255	$(727,810)	$111,041,665

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at September 30, 2014:

Change in unrealized
appreciation/depreciation

Assets Table Investments, at Value:
Asset-Backed Securities	$2,789,403
Mortgage-Backed Obligations	(1,166,783)
Corporate Loans	(3,344,043)
Corporate Bonds and Notes	(1,415,481)
Common Stocks	(449,088)
Structured Securities	(366,723)

Total	$(3,952,715)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of September 30, 2014:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Value as of September 30, 2014	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$5,377,469	Broker quotes	N/A	N/A	N/A (a)
Asset-Backed Securities	52,162,516	Pricing service	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	545,319	Broker quotes	N/A	N/A	N/A (a)
Mortgage-Backed Obligations	15,212,729	Pricing services	N/A	N/A	N/A (a)
Corporate Loans	1,189,296	Pricing service	N/A	N/A	N/A (a)
Corporate Bonds and Notes	9,911,125	Broker quotes	N/A	N/A	N/A (a)
Corporate Bonds and Notes	1,558,250	Pricing services	N/A	N/A	N/A (a)
Common Stock	62	Estimated Recovery proceeds	Nominal value	N/A	$0.01/ share (b)
Common Stock	2,279	Estimated Recovery proceeds	Nominal value	N/A	$0.01/ share (c)
Structured Securities	25,082,620	Broker quotes	N/A	N/A	N/A (a)

Total	$111,041,665

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain common stocks received from a bond restructuring using a nominal value per share to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	101,533,983	$422,869,930	186,270,150	$802,025,435
Dividends and/or distributions reinvested	49,317,520	205,575,811	66,812,065	286,425,233
Acquisition—Note 8	—	—	13,404,148	57,771,879
Redeemed	(351,720,358)	(1,463,398,786)	(367,425,429)	(1,565,618,910)

Net decrease	(200,868,855)	$(834,953,045)	(100,939,066)	$(419,396,363)

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3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount

Class B
Sold	774,596	$3,236,817	2,772,646	$12,026,108
Dividends and/or distributions reinvested	1,304,079	5,451,626	2,328,599	10,030,668
Acquisition—Note 8	—	—	1,429,866	6,191,320
Redeemed	(22,118,140)	(92,351,588)	(22,376,192)	(96,138,374)

Net decrease	(20,039,465)	$(83,663,145)	(15,845,081)	$(67,890,278)

Class C
Sold	25,235,204	$104,865,059	51,526,585	$221,881,298
Dividends and/or distributions reinvested	10,042,702	41,761,277	14,191,493	60,738,613
Acquisition—Note 8	—	—	4,533,002	19,537,238
Redeemed	(79,469,750)	(329,874,295)	(99,834,480)	(424,131,908)

Net decrease	(44,191,844)	$(183,247,959)	(29,583,400)	$(121,974,759)

Class I
Sold	11,798,207	$48,755,740	13,133,513	$56,139,358
Dividends and/or distributions reinvested	1,294,892	5,376,246	1,005,246	4,281,304
Redeemed	(5,459,391)	(22,619,826)	(4,712,629)	(20,035,279)

Net increase	7,633,708	$31,512,160	9,426,130	$40,385,383

Class R1
Sold	8,186,332	$34,072,516	12,922,424	$55,631,942
Dividends and/or distributions reinvested	1,848,046	7,705,911	2,468,471	10,592,626
Acquisition—Note 8	—	—	1,645,832	7,109,994
Redeemed	(15,526,169)	(64,616,577)	(21,946,813)	(94,030,936)

Net decrease	(5,491,791)	$(22,838,150)	(4,910,086)	$(20,696,374)

Class Y
Sold	49,696,662	$206,924,123	45,025,225	$194,013,136
Dividends and/or distributions reinvested	5,549,578	23,106,367	7,992,604	34,231,041
Acquisition—Note 8	—	—	638,039	2,749,946
Redeemed	(58,883,446)	(244,512,579)	(84,260,468)	(359,584,336)

Net decrease	(3,637,206)	$(14,482,089)	(30,604,600)	$(128,590,213)

1. Effective July 1, 2014 Class N shares were renamed Class R.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$5,216,199,417	$5,641,109,848
U.S. government and government agency obligations	728,119,138	963,717,496
To Be Announced (TBA) mortgage-related securities	3,978,597,684	4,262,483,862

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $5 billion	0.48

Fee Schedule Effective November 1, 2013
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Over $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.52% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which

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5. Fees and Other Transactions with Affiliates (Continued)

shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$865,599	$23,678	$397,831	$73,845	$5,502

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the fiscal year ended September 30, 2014, the Manager waived $10,328.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the year ended September 30, 2014, the Manager waived fees and/or reimbursed the Fund $2,072,882 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$28,890
Class B	1,578
Class C	9,936
Class R	9,012
Class Y	37,167

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for

101      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $2,409,275,489 and $1,947,088,391, respectively.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $480,771,189 and $434,663,455 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the

103      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $4,137,956 and $1,400,455 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $679,522 and $1,255,646 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended September 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	2,783,335,000	$2,170,273	5,318,572,439	$6,177,178
Options written	43,253,406,516	8,429,858	678,490,940,714	9,507,433
Options closed or expired	(44,408,209,940)	(6,205,202)	(209,464,562,439)	(6,805,662)
Options exercised	(120,756,576)	(3,806,503)	(60,387,860,000)	(7,180,771)

Options outstanding as of September 30, 2014	1,507,775,000	$588,426	413,957,090,714	$1,698,178

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

105      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $22,688,532 and $6,501,972 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $14,776,370 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $159,330,710 and $529,013,581 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

107      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $7,127,668 and $11,084,219 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2013	2,326,445,000	$ 18,110,444
Swaptions written	9,224,219,000	37,067,343
Swaptions closed or expired	(4,333,875,000)	(17,477,885)
Swaptions exercised	(5,784,389,000)	(34,284,424)

Swaptions outstanding as of September 30, 2014	1,432,400,000	$ 3,415,478

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

109      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 30, 2014, the Fund has required certain counterparties to post collateral of $48,694,175.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at September 30, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$6,185,135	$(6,185,135)	$—	$—	$—
Barclays Bank plc	15,438,502	(9,060,427)	(3,674,955)	—	2,703,120
BNP Paribas	779,871	(174,671)	—	—	605,200
Citibank NA	1,219,615	(1,050,804)	—	—	168,811
Credit Suisse International	2,319,777	—	(2,196,161)	—	123,616
Deutsche Bank AG	25,428,356	(1,552,030)	(104,342)	(22,040,000)	1,731,984
Goldman Sachs Bank USA	9,332,572	(1,921,773)	—	—	7,410,799
Goldman Sachs Group, Inc. (The)	3,040,626	(2,506,832)	(533,794)	—	—
JPMorgan Chase Bank NA	9,904,856	(9,904,856)	—	—	—
Morgan Stanley Capital Services, Inc.	15,321,595	(294,655)	(14,593,865)	—	433,075
Royal Bank of Scotland plc (The)	115,177	—	—	—	115,177
Toronto Dominion Bank	5,472,616	(238,795)	(4,649,876)	—	583,945
UBS AG	507,186	(507,186)	—	—	—

	$95,065,884	$(33,397,164)	$(25,752,993)	$(22,040,000)	$13,875,727

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

111      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2014.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$ (8,913,332)	$6,185,135	$2,728,197	$—	$—
Barclays Bank plc	(9,060,427)	9,060,427	—	—	—
BNP Paribas	(174,671)	174,671	—	—	—
Citibank NA	(1,050,804)	1,050,804	—	—	—
Deutsche Bank AG	(1,552,030)	1,552,030	—	—	—
Goldman Sachs Bank USA	(1,921,773)	1,921,773	—	—	—
Goldman Sachs Group, Inc. (The)	(2,506,832)	2,506,832	—	—	—
JPMorgan Chase Bank NA	(10,790,553)	9,904,856	—	—	(885,697)
Morgan Stanley Capital Services, Inc.	(294,655)	294,655	—	—	—
Toronto Dominion Bank	(238,795)	238,795	—	—	—
UBS AG	(1,653,322)	507,186	1,073,630	—	(72,506)

	$ (38,157,194)	$33,397,164	$3,801,827	$—	$(958,203)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of September 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$2,495,573	Swaps, at value	$392,493
Foreign exchange contracts	Swaps, at value	1,262,838
Interest rate contracts	Swaps, at value	342,936	Swaps, at value	1,204,358

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Centrally cleared swaps, at value	$50,187		Centrally cleared swaps, at value	$515,779
Interest rate contracts	Variation margin receivable	1,263,102	*	Variation margin payable	816,243*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	85,638,915		Unrealized depreciation on foreign currency exchange contracts	30,770,469
Foreign exchange contracts	Investments, at value	2,249,099	**	Options written, at value	2,047,111
Interest rate contracts	Investments, at value	3,076,523	**	Options written, at value	552,621
Credit contracts				Swaptions written, at value	162,191
Interest rate contracts				Swaptions written, at value	3,027,951

Total		$96,379,173			$39,489,216

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions

Credit contracts	$(3,044,504)	$3,083,441	$—	$—	$—
Equity contracts	22,044,300	—	—	—	—
Foreign exchange contracts	(11,587,502)	—	3,875,094	—	(7,167,308)
Interest rate contracts	(25,967,612)	3,230,737	3,813,330	15,427,956	—
Volatility contracts	(5,388,013)	—	1,626,166	—	—

Total	$(23,943,331)	$6,314,178	$9,314,590	$15,427,956	$(7,167,308)

Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$(2,512,665)	$(2,473,728)
Equity contracts	—	22,044,300
Foreign exchange contracts	723,034	(14,156,682)
Interest rate contracts	(9,474,615)	(12,970,204)
Volatility contracts	—	(3,761,847)

Total	$(11,264,246)	$(11,318,161)

113      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts

Credit contracts	$7,731	$—	$70,438	$—
Foreign exchange contracts	6,470,299	(1,138,055)	—	—
Interest rate contracts	4,938,274	(1,828,807)	8,216,641	(2,316,382)

Total	$11,416,304	$(2,966,862)	$8,287,079	$(2,316,382)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap Contracts	Total

Credit contracts	$—	$1,129,947	$1,208,116
Foreign exchange contracts	48,462,049	1,262,838	55,057,131
Interest rate contracts	—	3,708,799	12,718,525

Total	$48,462,049	$6,101,584	$68,983,772

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Acquisition

On October 4, 2012, the Fund acquired all of the net assets of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund shareholders on September 14, 2012. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies, and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered expenses.

    The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

114      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

8. Acquisition (Continued)

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 4, 2012[1]

Class A	1.8290074246	13,404,148	$57,771,879	$6,351,410,750
Class B	1.8202699769	1,429,866	$ 6,191,320	$ 284,632,339
Class C	1.8279487239	4,533,002	$19,537,238	$1,544,090,438
Class R2	1.8237608796	1,645,832	$ 7,109,994	$ 252,469,266
Class Y	1.8268703016	638,039	$ 2,749,946	$ 734,363,889

1. The net assets acquired included net unrealized appreciation of $8,979,792 and an unused capital loss carryforward of $551,452, potential utilization subject to tax limitations.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

115      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund and the subsidiary, including the consolidated statement of investments, as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund and the subsidiary as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 26, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.28% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $684,082 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2014, the maximum amount allowable but not less than $173,443,178 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

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services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur P. Steinmetz, Michael Mata, Krishna Memani, Sara Zervos, and Jack Brown, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail multi-sector bond funds. The Board considered that the Fund underperformed its category median for one-, three-, five- and ten-year periods. The Board considered that for the one- and three-year periods, the Fund’s performance was in the fifth quintile of its peer group and that for the five- and ten-year periods, the Fund’s performance was in the fourth quintile of its peer group. The Board considered several factors that contributed to the Fund’s underperformance, noting that the Fund’s large relative position in emerging market debt of approximately 30% over the last three years was the main detractor from performance. The Board also considered that the Fund’s average weighting in domestic high yield of 21% was lower than many funds in the peer group during a period where domestic high yield was a very strong performer in the fixed income universe. The Board noted that based on the macro environment and underlying fundamentals, the Manager continues to favor credit, high real yields and emerging markets.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multi-sector bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Board also noted that the Fund’s contractual management fees and total expenses both rank in the first quintile of their respective peer groups. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was lower than its category median and its peer group median.

    Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board considered that the current management fee breakpoints are appropriate given the Fund’s current asset level.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund);

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Beverly L. Hamilton, Continued

Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Memani, Brown, Steinmetz, Gabinet, Mss. Zervos, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign

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TRUSTEES AND OFFICERS Unaudited / Continued

Michael Mata, Continued	team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President of the Sub-Adviser (March 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Year of Birth: 1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and is the team’s Director of International Research; Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Jack Brown, Vice President (since 2013) Year of Birth: 1973	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management

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Arthur S. Gabinet, Continued	Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

128      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

129      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0230.001.0914 November 24, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $62,100 in fiscal 2014 and $60,900 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,450 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,511,871 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014